UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-01716

AB CAP FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: November 30, 2021

Date of reporting period: May 31, 2021

ITEM 1. REPORTS TO STOCKHOLDERS.

MAY    05.31.21

SEMI-ANNUAL REPORT

AB ALL CHINA EQUITY PORTFOLIO

As of January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, the Fund’s annual and semi-annual shareholder reports are no longer sent by mail, unless you specifically requested paper copies of the reports. Instead, the reports are made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call the Fund at (800) 221 5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We’re pleased to provide this report for the AB All China Equity Portfolio (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

At AB, we’re striving to help our clients achieve better outcomes by:

+	Fostering diverse perspectives that give us a distinctive approach to navigating global capital markets

+	Applying differentiated investment insights through a connected global research network

+	Embracing innovation to design better ways to invest and leading-edge mutual-fund solutions

Whether you’re an individual investor or a multibillion-dollar institution, we’re putting our knowledge and experience to work for you every day.

For more information about AB’s comprehensive range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in AB mutual funds—and for placing your trust in our firm.

Sincerely,

Onur Erzan

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB ALL CHINA EQUITY PORTFOLIO | 1

SEMI-ANNUAL REPORT

July 8, 2021

This report provides management’s discussion of fund performance for the AB All China Equity Portfolio for the semi-annual reporting period ended May 31, 2021.

The Fund’s investment objective is to seek long-term growth of capital.

NAV RETURNS AS OF MAY 31, 2021 (unaudited)

	6 Months	12 Months

AB ALL CHINA EQUITY PORTFOLIO

Class A Shares	8.03%	37.84%

Advisor Class Shares[1]	8.16%	38.26%

MSCI China All Shares Index (net)	7.91%	45.21%

1

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its benchmark, the Morgan Stanley Capital International (“MSCI”) China All Shares Index (net), for the six- and 12-month periods ended May 31, 2021.

All share classes of the Fund outperformed the benchmark in the six-month period but underperformed for the 12-month period, before sales charges. During the first half of the 12-month period, the Fund’s lack of exposure to many high-flying Internet businesses, such as e-commerce companies and online game providers, detracted, relative to the benchmark. However, as those high-growth stocks became very expensive, and as the market’s recovery began to broaden in the second half of the period, the Fund’s balanced, diversified portfolio composition contributed.

During the six-month period, stock selection within the consumer-discretionary and industrials sectors contributed, while selection in technology and health care detracted. During the 12-month period, stock selection within the technology and health-care sectors detracted, while selection in communication services and industrials contributed.

The Fund did not utilize derivatives during either period.

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MARKET REVIEW AND INVESTMENT STRATEGY

Chinese equities rose during both the six- and 12-month periods ended May 31, 2021, as China managed to contain the COVID-19 pandemic better than most countries around the world. A robust recovery in exports, which benefited from a reopening in trade partners’ economies, and generous policy support at home, helped to make China the only major economy that logged positive growth in 2020.

During first half of the 12-month period, investors flocked to market darlings in the consumer and health-care sectors, which featured high growth but were volatile and expensive. This fueled strong headwinds for the Fund, but it also created distortions that the Fund’s Senior Investment Management Team (the “Team”) exploited to fuel a comeback in the second half of the period. As the economy moves back toward normal, the Team continues to focus on identifying attractive businesses that are benefiting from sustainable earnings growth but trading at compelling prices, as well as on moving up the quality scale without having to pay a hefty premium.

INVESTMENT POLICIES

The Adviser seeks to achieve the Fund’s investment objective by investing, under normal circumstances, at least 80% of the Fund’s net assets in a portfolio of equity securities of companies economically tied to the People’s Republic of China (“China”) (including Hong Kong). A company is considered to be economically tied to China if it: (i) is domiciled or organized in China; (ii) has securities that are traded principally in China; or (iii) conducts a substantial part of its economic activities in China. Equity securities may include common stocks, preferred stocks, the equity securities of real estate investment trusts, depositary receipts and derivative instruments related to equity securities. The Adviser expects to invest Fund assets both in shares of companies that trade on the Shanghai Stock Exchange or the Shenzhen Stock Exchange (“China A shares”) and shares of companies economically tied to China that trade in Hong Kong or outside of China.

The Adviser believes that, over time, securities that are undervalued by the market relative to their long-term earnings power can provide high returns. The Adviser utilizes fundamental analysis and its quantitative models to attempt to identify these securities for investment by the Fund, attempting to balance factors relating to valuation, company quality and investor sentiment, and will seek to build a portfolio that delivers attractive risk-adjusted returns.

The Adviser may, but frequently will not, hedge the foreign currency exposure resulting from the Fund’s security positions through the use of currency-related derivatives. The Fund is “non-diversified”.

abfunds.com	AB ALL CHINA EQUITY PORTFOLIO | 3

DISCLOSURES AND RISKS

Benchmark Disclosure

The MSCI China All Shares Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI China All Shares Index captures large- and mid-cap representation across China A-shares, B-shares, H-shares, Red-chips, P-chips and foreign listings (e.g., American depositary receipts). The index aims to reflect the opportunity set of China share classes listed in Hong Kong, Shanghai, Shenzhen and outside of China. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. Net returns reflect the reinvestment of dividends after deduction of non-US withholding tax. An investor cannot invest directly in an index, and its results are not indicative for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market. It includes the risk that a particular style of investing, such as the Fund’s value approach, may underperform the market generally.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors. Investments in emerging-market countries such as China may involve more risk than investments in developed countries because the markets in emerging-market countries are less developed and less liquid and are subject to increased economic, political, regulatory or other uncertainties. In addition, the value of the Fund’s investments may decline because of factors such as unfavorable or unsuccessful government actions and reduction in government or central bank support.

China/Single Country Risk: Investments in issuers located in a particular country or geographic region may have more risk because of particular market factors affecting that country or region, including political instability, geopolitical risks or unpredictable economic conditions. Risks of investments in securities of companies in China include the volatility of the Chinese stock market, heavy dependence on exports, which may be affected adversely by trade barriers or disputes or may decrease, sometimes significantly, when the world economy weakens, and the continuing

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DISCLOSURES AND RISKS (continued)

importance of the role of the Chinese government, which may take actions that affect economic and market practices. While the Chinese economy has grown at a rapid rate in recent years, the rate of growth has been declining, and there can be no assurance that China’s economy will continue to grow in the future. Investments in China A shares are subject to quotas that may restrict daily trading and to additional risks that could affect liquidity compared to investments in companies in developed markets. Risks of investments in companies based in Hong Kong include heavy reliance on the US economy and regional economies, particularly the Chinese economy, which makes these investments vulnerable to changes in these economies.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments in equity securities denominated in foreign currencies or reduce the Fund’s returns. Emerging-market currencies may be more volatile and less liquid, and subject to significantly greater risk of currency controls and convertibility restrictions, than currencies of developed countries.

Depositary Receipts Risk: Investing in depositary receipts involves risks that are similar to the risks of direct investments in foreign securities. For example, investing in depositary receipts may involve risks relating to political, economic or regulatory conditions in foreign countries. In addition, the issuers of the securities underlying certain depositary receipts are under no obligation to distribute shareholder communications or pass through any voting rights with respect to the deposited securities to the holders of such receipts.

Illiquid Investments Risk: Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes and large positions. Foreign fixed-income securities may have more illiquid investments risk because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently. Illiquid investments risk may be higher in a rising interest-rate environment, when the value and liquidity of fixed-income securities generally go down.

Non-Diversification Risk: The Fund may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers. Accordingly, changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s net asset value (“NAV”).

abfunds.com	AB ALL CHINA EQUITY PORTFOLIO | 5

DISCLOSURES AND RISKS (continued)

Industry/Sector Risk: Investments in a particular industry or group of related industries may have more risk because market or economic factors affecting that industry could have a significant effect on the value of the Fund’s investments.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

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HISTORICAL PERFORMANCE

AVERAGE ANNUAL RETURNS AS OF MAY 31, 2021 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	37.84%	31.95%

Since Inception[1]	11.74%	10.06%

ADVISOR CLASS SHARES[2]

1 Year	38.26%	38.26%

Since Inception[1]	12.02%	12.02%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.56% and 1.31% for Class A and Advisor Class shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios, exclusive of acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs, to 1.50% and 1.25% for Class A and Advisor Class shares, respectively. These waivers/reimbursements may not be terminated before February 28, 2022, and may be extended by the Adviser for additional one-year terms. Any fees waived and expenses borne by the Adviser may be reimbursed by the Fund until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne, provided that no reimbursement payment will be made that would cause the Fund’s covered operating expenses to exceed the applicable expense limitations. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	Inception date: 7/25/2018.

2

This share class is offered at NAV to eligible investors and the SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

abfunds.com	AB ALL CHINA EQUITY PORTFOLIO | 7

HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

JUNE 30, 2021 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	21.17%

Since Inception[1]	9.54%

ADVISOR CLASS SHARES[2]

1 Year	26.79%

Since Inception[1]	11.44%

1	Inception date: 7/25/2018.

2

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

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EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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EXPENSE EXAMPLE (continued)

	Beginning Account Value December 1, 2020	Ending Account Value May 31, 2021	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,080.30	$7.47	1.44%
Hypothetical**	$1,000	$1,017.75	$7.24	1.44%
Advisor Class
Actual	$1,000	$1,081.60	$6.18	1.19%
Hypothetical**	$1,000	$1,019.00	$5.99	1.19%

*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

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PORTFOLIO SUMMARY

May 31, 2021 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $204.5

1	All data are as of May 31, 2021. The Fund’s sector and country breakdowns are expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

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PORTFOLIO SUMMARY (continued)

May 31, 2021 (unaudited)

TEN LARGEST HOLDINGS1

Company	U.S. $ Value	Percent of Net Assets

Tencent Holdings Ltd.	$17,829,157	8.7%

Alibaba Group Holding Ltd.	16,730,924	8.2

China Construction Bank Corp. – Class H	6,953,118	3.4

Kweichow Moutai Co., Ltd. – Class A	6,128,655	3.0

Meituan – Class B	5,888,347	2.9

China Merchants Bank Co., Ltd. – Class H	5,088,618	2.5

NetEase, Inc.	4,677,054	2.3

Ping An Insurance Group Co. of China, Ltd. – Class A	4,584,664	2.2

Contemporary Amperex Technology Co., Ltd. – Class A	4,371,232	2.1

Industrial Bank Co., Ltd. – Class A	4,225,654	2.1

	$76,477,423	37.4%

1	Long-term investments.

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PORTFOLIO OF INVESTMENTS

May 31, 2021 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 98.5%
Consumer Discretionary – 25.9%
Auto Components – 0.4%
Huayu Automotive Systems Co., Ltd. – Class A	211,800	$803,226

Automobiles – 0.5%
Great Wall Motor Co., Ltd. – Class H	354,000	982,138

Diversified Consumer Services – 1.8%
Fu Shou Yuan International Group Ltd.	1,820,000	1,952,405
New Oriental Education & Technology Group, Inc.(a)	166,400	1,685,424

		3,637,829

Hotels, Restaurants & Leisure – 5.5%
Galaxy Entertainment Group Ltd.(a)	469,000	3,929,691
Jiumaojiu International Holdings Ltd.(a)(b)	844,000	3,316,343
Melco Resorts & Entertainment Ltd. (ADR)(a)	155,090	2,665,997
Shenzhen Overseas Chinese Town Co., Ltd. – Class A(a)	1,056,100	1,383,344

		11,295,375

Household Durables – 1.3%
TCL Technology Group Corp. – Class A	2,029,000	2,593,786

Internet & Direct Marketing Retail – 11.0%
Alibaba Group Holding Ltd.(a)	625,560	16,730,924
Meituan – Class B(a)(b)	168,000	5,888,347

		22,619,271

Specialty Retail – 2.8%
China Tourism Group Duty Free Corp., Ltd. – Class A	36,431	1,976,789
Topsports International Holdings Ltd.(b)	1,000,000	1,547,718
Zhongsheng Group Holdings Ltd.	260,000	2,162,503

		5,687,010

Textiles, Apparel & Luxury Goods – 2.6%
Li Ning Co., Ltd.	411,000	3,778,652
Shenzhou International Group Holdings Ltd.	61,000	1,607,986

		5,386,638

		53,005,273

Financials – 18.8%
Banks – 14.1%
Agricultural Bank of China Ltd. – Class H	4,806,000	1,950,078
Bank of Hangzhou Co., Ltd. – Class A	884,600	2,305,025
Bank of Nanjing Co., Ltd. – Class A	1,256,200	2,029,439
China Construction Bank Corp. – Class H	8,439,000	6,953,118
China Merchants Bank Co., Ltd. – Class H	550,000	5,088,618
Industrial Bank Co., Ltd. – Class A(a)	1,154,400	4,225,654
Ping An Bank Co., Ltd. – Class A	866,273	3,338,820

abfunds.com	AB ALL CHINA EQUITY PORTFOLIO | 13

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Shanghai Pudong Development Bank Co., Ltd. – Class A	1,828,270	$2,976,008

		28,866,760

Capital Markets – 2.5%
CITIC Securities Co., Ltd. – Class A(a)	425,310	1,752,057
GF Securities Co., Ltd. – Class H	679,000	979,641
Hithink RoyalFlush Information Network Co., Ltd. – Class A	54,600	1,024,980
Huatai Securities Co., Ltd. – Class H(b)	820,000	1,268,598

		5,025,276

Insurance – 2.2%
Ping An Insurance Group Co. of China, Ltd. – Class A	399,193	4,584,664

		38,476,700

Communication Services – 11.0%
Entertainment – 2.3%
NetEase, Inc.(c)	199,100	4,677,054

Interactive Media & Services – 8.7%
Tencent Holdings Ltd.	228,050	17,829,157

		22,506,211

Materials – 8.4%
Chemicals – 1.5%
Luxi Chemical Group Co., Ltd. – Class A	645,500	1,660,219
Wanhua Chemical Group Co., Ltd. – Class A	89,200	1,533,830

		3,194,049

Construction Materials – 0.5%
Gansu Shangfeng Cement Co., Ltd. – Class A	288,500	978,238

Metals & Mining – 5.4%
Baoshan Iron & Steel Co., Ltd. – Class A	2,360,879	2,926,974
Ganfeng Lithium Co., Ltd. – Class A	55,100	1,034,701
Nanjing Iron & Steel Co., Ltd.	1,748,200	1,019,088
Shandong Nanshan Aluminum Co., Ltd. – Class A(a)	3,681,700	2,335,820
Zijin Mining Group Co., Ltd. – Class A	2,118,050	3,741,436

		11,058,019

Paper & Forest Products – 1.0%
Shandong Chenming Paper Holdings, Ltd. – Class A(a)	1,234,800	1,995,759

		17,226,065

Information Technology – 7.9%
Electronic Equipment, Instruments & Components – 4.2%
BOE Technology Group Co., Ltd. – Class A	1,776,400	1,761,450
Kingboard Laminates Holdings Ltd.	811,000	1,754,058
Luxshare Precision Industry Co., Ltd. – Class A	532,410	3,293,236

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PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Wuxi Lead Intelligent Equipment Co., Ltd. – Class A	117,500	$1,670,037

		8,478,781

IT Services – 3.1%
21Vianet Group, Inc. (ADR)(a)	165,120	3,685,478
GDS Holdings Ltd.(a)	292,040	2,707,268

		6,392,746

Semiconductors & Semiconductor Equipment – 0.6%
LONGi Green Energy Technology Co., Ltd. – Class A	82,700	1,267,408

		16,138,935

Consumer Staples – 7.8%
Beverages – 6.5%
Anhui Kouzi Distillery Co., Ltd. – Class A	130,725	1,387,414
Anhui Yingjia Distillery Co., Ltd. – Class A	226,400	1,499,191
Kweichow Moutai Co., Ltd. – Class A	17,463	6,128,655
Tsingtao Brewery Co., Ltd. – Class A(a)	141,055	2,327,403
Wuliangye Yibin Co., Ltd. – Class A	40,336	2,013,997

		13,356,660

Food & Staples Retailing – 0.7%
Yixintang Pharmaceutical Group Co., Ltd. – Class A	218,700	1,343,478

Food Products – 0.6%
WH Group Ltd.(b)	1,368,500	1,180,181

		15,880,319

Industrials – 7.0%
Building Products – 0.6%
Zhuzhou Kibing Group Co., Ltd. – Class A	482,200	1,223,913

Commercial Services & Supplies – 1.6%
Ever Sunshine Lifestyle Services Group Ltd.(b)	1,141,800	3,160,635

Electrical Equipment – 2.6%
Contemporary Amperex Technology Co., Ltd. – Class A	67,849	4,371,232
NARI Technology Co., Ltd. – Class A(a)	217,234	1,035,223

		5,406,455

Machinery – 1.7%
Zoomlion Heavy Industry Science and Technology Co., Ltd. – Class A(a)	2,045,034	3,522,471

Road & Rail – 0.5%
Daqin Railway Co., Ltd. – Class A	974,237	1,061,698

		14,375,172

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PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Health Care – 4.9%
Health Care Providers & Services – 1.4%
Aier Eye Hospital Group Co., Ltd. – Class A(a)	87,500	$1,156,200
Shanghai Pharmaceuticals Holding Co., Ltd. – Class H	751,900	1,643,656

		2,799,856

Life Sciences Tools & Services – 0.5%
Wuxi Biologics Cayman, Inc.(a)(b)	76,000	1,127,930

Pharmaceuticals – 3.0%
Jiangsu Hengrui Medicine Co., Ltd. – Class A(a)	139,577	1,886,398
Joincare Pharmaceutical Group Industry Co., Ltd. – Class A	383,800	895,074
Livzon Pharmaceutical Group, Inc. – Class A	203,675	1,558,151
Yunnan Baiyao Group Co., Ltd. – Class A	91,603	1,797,464

		6,137,087

		10,064,873

Real Estate – 3.5%
Real Estate Management & Development – 3.5%
China Resources Land Ltd.	288,000	1,360,775
CIFI Holdings Group Co., Ltd.	3,399,083	2,962,060
KWG Living Group Holdings Ltd.(a)(b)	377,600	382,358
Midea Real Estate Holding Ltd.(b)(c)	788,400	1,885,403
Times Neighborhood Holdings Ltd.(b)	695,000	532,950

		7,123,546

Utilities – 3.3%
Gas Utilities – 2.5%
ENN Energy Holdings Ltd.	70,000	1,286,844
Kunlun Energy Co., Ltd.	3,334,000	3,785,410

		5,072,254

Independent Power and Renewable Electricity Producers – 0.8%
China Longyuan Power Group Corp., Ltd. – Class H	1,129,000	1,622,554

		6,694,808

Total Common Stocks (cost $163,697,763)		201,491,902

SHORT-TERM INVESTMENTS – 1.2%
Investment Companies – 1.2%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.01%(d)(e)(f) (cost $2,395,763)	2,395,763	2,395,763

Total Investments Before Security Lending Collateral for Securities Loaned – 99.7% (cost $166,093,526)		203,887,665

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PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 0.0%
Investment Companies – 0.0%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.01%(d)(e)(f) (cost $42,132)	42,132	$42,132

Total Investments – 99.7% (cost $166,135,658)		203,929,797
Other assets less liabilities – 0.3%		570,792

Net Assets – 100.0%		$204,500,589

(a)	Non-income producing security.

(b)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2021, the aggregate market value of these securities amounted to $20,290,463 or 9.9% of net assets.

(c)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(d)	The rate shown represents the 7-day yield as of period end.

(e)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(f)	Affiliated investments.

Glossary:

ADR – American Depositary Receipt

See notes to financial statements.

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STATEMENT OF ASSETS & LIABILITIES

May 31, 2021 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $163,697,763)	$201,491,902	(a)
Affiliated issuers (cost $2,437,895—including investment of cash collateral for securities loaned of $42,132)	2,437,895
Foreign currencies, at value (cost $114,247)	116,324
Receivable for capital stock sold	824,906
Unaffiliated dividends receivable	169,840
Affiliated dividends receivable	23

Total assets	205,040,890

Liabilities
Payable for capital stock redeemed	208,408
Advisory fee payable	148,972
Custody and accounting fees payable	50,599
Payable for collateral received on securities loaned	42,132
Administrative fee payable	39,353
Transfer Agent fee payable	2,968
Directors’ fee payable	950
Distribution fee payable	494
Accrued expenses and other liabilities	46,425

Total liabilities	540,301

Net Assets	$204,500,589

Composition of Net Assets
Capital stock, at par	$1,504
Additional paid-in capital	158,006,418
Distributable earnings	46,492,667

	$204,500,589

Net Asset Value Per Share—11 billion shares of capital stock authorized, $.0001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$2,543,835	187,597	$13.56	*

Advisor	$201,956,754	14,852,272	$13.60

(a)	Includes securities on loan with a value of $708,689 (See Note E).

*	The maximum offering price per share for Class A shares was $14.16 which reflects a sales charge of 4.25%.

See notes to financial statements.

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STATEMENT OF OPERATIONS

Six Months Ended May 31, 2021 (unaudited)

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $35,959)	$510,090
Affiliated issuers	165
Securities lending income	13,938	$524,193

Expenses
Advisory fee (see Note B)	853,718
Transfer agency—Class A	164
Transfer agency—Advisor Class	11,351
Distribution fee—Class A	3,201
Custody and accounting	68,578
Administrative	45,826
Audit and tax	25,678
Registration fees	23,340
Legal	14,591
Directors’ fees	9,754
Printing	8,793
Miscellaneous	10,266

Total expenses	1,075,260
Less: expenses waived and reimbursed by the Adviser (see Note B and Note E)	(756)

Net expenses		1,074,504

Net investment loss		(550,311)

Realized and Unrealized Gain on Investment and Foreign Currency Transactions
Net realized gain on:
Investment transactions		9,625,115
Foreign currency transactions		21,104
Net change in unrealized appreciation/depreciation on:
Investments		1,268,133
Foreign currency denominated assets and liabilities		733

Net gain on investment and foreign currency transactions		10,915,085

Net Increase in Net Assets from Operations		$10,364,774

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended May 31, 2021 (unaudited)	Year Ended November 30, 2020
Increase (Decrease) in Net Assets from Operations
Net investment income (loss)	$(550,311)	$782,424
Net realized gain on investment and foreign currency transactions	9,646,219	2,553,930
Net change in unrealized appreciation/depreciation on investments and foreign currency denominated assets and liabilities	1,268,866	25,312,322

Net increase in net assets from operations	10,364,774	28,648,676
Distributions to Shareholders
Class A	(5,465)	(18,285)
Advisor Class	(645,142)	(1,057,302)
Capital Stock Transactions
Net increase	52,030,891	25,825,701

Total increase	61,745,058	53,398,790
Net Assets
Beginning of period	142,755,531	89,356,741

End of period	$204,500,589	$142,755,531

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

May 31, 2021 (unaudited)

NOTE A

Significant Accounting Policies

AB Cap Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company, which is a Maryland corporation, operates as a series company comprised of 13 portfolios currently in operation. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB All China Equity Portfolio (the “Fund”), a non-diversified portfolio. The Fund has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class Z, Class T, Class 1 and Class 2 shares. Class B, Class C, Class R, Class K, Class I, Class Z, Class T, Class 1 and Class 2 shares are not currently being offered. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All eleven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities

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NOTES TO FINANCIAL STATEMENTS (continued)

exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m.,

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NOTES TO FINANCIAL STATEMENTS (continued)

Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where

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NOTES TO FINANCIAL STATEMENTS (continued)

management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of May 31, 2021:

Investments in Securities	Level 1		Level 2		Level 3			Total
Assets:
Common Stocks:
Consumer Discretionary	$2,665,997		$50,339,276		$	– 0	–	$53,005,273
Financials	– 0	–	38,476,700			– 0	–	38,476,700
Communication Services	– 0	–	22,506,211			– 0	–	22,506,211
Materials	– 0	–	17,226,065			– 0	–	17,226,065
Information Technology	3,685,478		12,453,457			– 0	–	16,138,935
Consumer Staples	– 0	–	15,880,319			– 0	–	15,880,319
Industrials	– 0	–	14,375,172			– 0	–	14,375,172
Health Care	– 0	–	10,064,873			– 0	–	10,064,873
Real Estate	– 0	–	7,123,546			– 0	–	7,123,546
Utilities	– 0	–	6,694,808			– 0	–	6,694,808
Short-Term Investments:
Investment Companies	2,395,763		– 0	–		– 0	–	2,395,763
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	42,132		– 0	–		– 0	–	42,132

Total Investments in Securities	8,789,370		195,140,427	†		– 0	–	203,929,797

Other Financial Instruments*	– 0	–	– 0	–		– 0	–	– 0	–

Total	$8,789,370		$195,140,427		$	– 0	–	$203,929,797

†

A significant portion of the Fund’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note A.1.

*

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at the rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or

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NOTES TO FINANCIAL STATEMENTS (continued)

losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned. The Fund’s investments in Chinese securities may be subject to a 10% Chinese Withholding Income Tax (“WIT”) on any dividends, interest or other income from Chinese sources, unless the statutory WIT of 10% is subject to reduction or exemption in accordance with the applicable tax treaty signed with China or domestic regulation.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income. The Fund accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the

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NOTES TO FINANCIAL STATEMENTS (continued)

proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .95% of Fund’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses (excluding acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs), on an annual basis (the “Expense Caps”) to 1.50% and 1.25% of the daily average net assets for Class A and Advisor Class, respectively. For the six months ended May 31, 2021, such reimbursements/waivers amounted to $0. The Expense Caps may not be terminated by the Adviser before February 28, 2022. Any fees waived and expenses borne by the Adviser through July 25, 2019 are subject to repayment by the Fund until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne; such waivers that are subject to repayment amount to $218,709 for the period ended November 30, 2018 and $202,645 for the year ended November 30, 2019. In any case, no repayment will be made that would cause the Fund’s total annual operating expenses to exceed the Expense Caps’ net fee percentages set forth above.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended May 31, 2021, the reimbursement for such services amounted to $45,826.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency

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NOTES TO FINANCIAL STATEMENTS (continued)

Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $9,000 for the six months ended May 31, 2021.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained no front-end sales charges from the sale of Class A shares and received no contingent deferred sales charges imposed upon redemptions by shareholders of Class A for the six months ended May 31, 2021.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2022. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the six months ended May 31, 2021, such waiver amounted to $715.

A summary of the Fund’s transactions in AB mutual funds for the six months ended May 31, 2021 is as follows:

Fund	Market Value 11/30/20 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 5/31/21 (000)	Dividend Income (000)
Government Money Market Portfolio	$4,210	$29,813	$31,627	$2,396	$0	*
Government Money Market Portfolio**	3,221	4,628	7,807	42	0	*

Total				$2,438	$0	*

*	Amount is less than $500.

**	Investment of cash collateral for securities lending transactions (see Note E).

During the second quarter of 2018, AXA S.A. (“AXA”), a French holding company for the AXA Group, completed the sale of a minority stake in its

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NOTES TO FINANCIAL STATEMENTS (continued)

subsidiary, AXA Equitable Holdings, Inc. (now named Equitable Holdings, Inc.) (“Equitable”), through an initial public offering. Equitable is the holding company for a diverse group of financial services companies, including an approximate 65% economic interest in the Adviser and a 100% interest in AllianceBernstein Corporation, the general partner of the Adviser. Since the initial sale, AXA has completed additional offerings (and related transactions). As a result, as of May 20, 2021, AXA no longer owns shares of Equitable.

Sales that were completed on November 13, 2019 resulted in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and may have been deemed to have been an “assignment” causing a termination of the Portfolios’ investment advisory and administration agreements. In order to ensure that investment advisory and administration services could continue uninterrupted in the event of a Change of Control Event, the Board previously approved new investment advisory and administration agreements with the Adviser, and shareholders of the Fund subsequently approved the new investment advisory agreement. These agreements became effective on November 13, 2019.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .25% of the Fund’s average daily net assets attributable to Class A shares. There are no distribution and servicing fees on the Advisor Class. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended May 31, 2021, were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$92,438,584		$43,559,408
U.S. government securities	– 0	–	– 0	–

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NOTES TO FINANCIAL STATEMENTS (continued)

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$41,161,212
Gross unrealized depreciation	(3,367,073)

Net unrealized appreciation	$37,794,139

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Fund did not engage in derivative transactions for the six months ended May 31, 2021.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Fund cannot sell or repledge any non-cash collateral, such collateral will not be reflected in the portfolio of investments. If a loan is collateralized by cash, the Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and

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NOTES TO FINANCIAL STATEMENTS (continued)

for certain other administrative expenses. If the Fund receives non-cash collateral, the Fund will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distributions from the securities; however, these distributions will not be afforded the same preferential tax treatment as qualified dividends. The Fund will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. The collateral will be adjusted the next business day to maintain the required collateral amount. The amounts of securities lending income from the borrowers and Government Money Market Portfolio are reflected in the statement of operations. When the Fund earns net securities lending income from Government Money Market Portfolio, the income is inclusive of a rebate expense paid to the borrower. In connection with the cash collateral investment by the Fund in the Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Fund’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.

A summary of the Fund’s transactions surrounding securities lending for the six months ended May 31, 2021 is as follows:

				Government Money Market Portfolio
Market Value of Securities on Loan*	Cash Collateral*	Market Value of Non-Cash Collateral*	Income from Borrowers	Income Earned	Advisory Fee Waived
$ 708,689	$42,132	$723,021	$13,815	$123	$41

*	As of May 31, 2021.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE F

Capital Stock

Each class consists of 1,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares			Amount
	Six Months Ended May 31, 2021 (unaudited)		Year Ended November 30, 2020	Six Months Ended May 31, 2021 (unaudited)			Year Ended November 30, 2020

Class A
Shares sold	– 0	–	548	$	– 0	–	$5,843

Shares issued in reinvestment of dividends	422		1,178		5,436		12,351

Net increase	422		1,726		$5,436		$18,194

Advisor Class
Shares sold	4,158,674		3,880,486		$57,934,332		$41,651,892

Shares issued in reinvestment of dividends	47,134		97,231		608,031		1,019,954

Shares redeemed	(474,146)		(1,559,422)		(6,516,908)		(16,864,339)

Net increase	3,731,662		2,418,295		$52,025,455		$25,807,507

NOTE G

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the stock market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market. It includes the risk that a particular style of investing, such as the Fund’s value approach, may underperform the market generally.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors. Investments in emerging market countries such as China may involve more risk than investments in developed countries because the markets in emerging market countries are less developed and less liquid and are subject to increased economic, political, regulatory, or other uncertainties. In addition, the value of the Fund’s investments may decline because of factors such as unfavorable or unsuccessful government actions and reduction in government or central bank support.

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NOTES TO FINANCIAL STATEMENTS (continued)

China/Single Country Risk—Investments in issuers located in a particular country or geographic region may have more risk because of particular market factors affecting that country or region, including political instability, geopolitical risks or unpredictable economic conditions. Risks of investments in securities of companies in China include the volatility of the Chinese stock market, heavy dependence on exports, which may be affected adversely by trade barriers or disputes or may decrease, sometimes significantly, when the world economy weakens, and the continuing importance of the role of the Chinese Government, which may take actions that affect economic and market practices. While the Chinese economy has grown at a rapid rate in recent years, the rate of growth has been declining, and there can be no assurance that China’s economy will continue to grow in the future. Investments in China A shares are subject to quotas that may restrict daily trading and to additional risks that could affect liquidity compared to investments in companies in developed markets. Risks of investments in companies based in Hong Kong include heavy reliance on the U.S. economy and regional economies, particularly the Chinese economy, which makes these investments vulnerable to changes in these economies.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments in equity securities denominated in foreign currencies or reduce the Fund’s returns. Emerging market currencies may be more volatile and less liquid, and subject to significantly greater risk of currency controls and convertibility restrictions, than currencies of developed countries.

Depositary Receipts Risk—Investing in depositary receipts involves risks that are similar to the risks of direct investments in foreign securities. For example, investing in depositary receipts may involve risks relating to political, economic or regulatory conditions in foreign countries. In addition, the issuers of the securities underlying certain depositary receipts are under no obligation to distribute shareholder communications or pass through any voting rights with respect to the deposited securities to the holders of such receipts.

Illiquid Investments Risk—Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes and large positions. Foreign fixed-income securities may have more illiquid investments risk because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently. Illiquid investments risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally go down.

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NOTES TO FINANCIAL STATEMENTS (continued)

Non-Diversification Risk—The Fund may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers. Accordingly, changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s net asset value, or NAV.

Industry/Sector Risk—Investments in a particular industry or group of related industries may have more risk because market or economic factors affecting that industry could have a significant effect on the value of the Fund’s investments.

LIBOR Transition and Associated Risk—A Fund may invest in debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. The United Kingdom Financial Conduct Authority, which regulates LIBOR, will cease publishing certain LIBOR benchmarks at the end of 2021. Although certain LIBOR rates are intended to be published until June 2023, banks are strongly encouraged to cease entering into agreements with counterparties referencing LIBOR by the end of 2021. Although financial regulators and industry working groups have suggested alternative reference rates, such as the European Interbank Offer Rate, the Sterling Overnight Interbank Average Rate and the Secured Overnight Financing Rate, global consensus on alternative rates is lacking and the process for amending existing contracts or instruments to transition away from LIBOR is underway but remains incomplete. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect a Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting a Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not

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NOTES TO FINANCIAL STATEMENTS (continued)

had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended May 31, 2021.

NOTE I

Distributions to Shareholders

The tax character of distributions paid for the year ending November 30, 2021 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended November 30, 2020 and November 30, 2019 were as follows:

	2020	2019
Distributions paid from:
Ordinary income	$1,075,587	$	– 0	–

Total taxable distributions paid	$1,075,587	$	– 0	–

As of November 30, 2020, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$627,290
Accumulated capital and other losses	(121,699	)(a)
Unrealized appreciation/(depreciation)	36,272,909	(b)

Total accumulated earnings/(deficit)	$36,778,500

(a)

As of November 30, 2020, the Fund had a net capital loss carryforward of $121,699. During the fiscal year, the Fund utilized $2,431,204 of capital loss carry forwards to offset current year net realized gains.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales.

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NOTES TO FINANCIAL STATEMENTS (continued)

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of November 30, 2020, the Fund had a net short-term capital loss carryforward of $121,699, which may be carried forward for an indefinite period.

Note J

Recent Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2020-04, “Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting.” ASU 2020-04 provides optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates. ASU 2020-04 is effective as of March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04.

NOTE K

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class A
	Six Months Ended May 31, 2021 (unaudited)		Year Ended November 30,			July 25, 2018(a) to November 30, 2018
			2020	2019

Net asset value, beginning of period	$ 12.58		$ 10.02	$ 8.37		$ 10.00

Income From Investment Operations

Net investment income (loss)(b)(c)	(.06)		.04	.10		(.01)

Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.07		2.62	1.55		(1.62)

Net increase (decrease) in net asset value from operations	1.01		2.66	1.65		(1.63)

Less: Dividends

Dividends from net investment income	(.03)		(.10)	– 0	–	– 0	–

Net asset value, end of period	$ 13.56		$ 12.58	$ 10.02		$ 8.37

Total Return

Total investment return based on net asset value(d)	8.03%		26.73%	19.71%		(16.30)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$2,544		$2,355	$1,859		$685

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	1.44	%(e)	1.50%	1.50%		1.50	%(e)

Expenses, before waivers/reimbursements	1.44	%(e)	1.56%	1.93%		4.81	%(e)

Net investment income (loss)(c)	(.90	)%(e)	.40%	1.00%		(.33	)%(e)

Portfolio turnover rate	25%		74%	62%		38%

See footnote summary on page 37.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Advisor Class
	Six Months Ended May 31, 2021 (unaudited)		Year Ended November 30,			July 25, 2018(a) to November 30, 2018
			2020	2019

Net asset value, beginning of period	$ 12.63		$ 10.05	$ 8.38		$ 10.00

Income From Investment Operations

Net investment income (loss)(b)(c)	(.04)		.08	.12		(.01)

Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.07		2.62	1.55		(1.61)

Net increase (decrease) in net asset value from operations	1.03		2.70	1.67		(1.62)

Less: Dividends

Dividends from net investment income	(.06)		(.12)	– 0	–	– 0	–

Net asset value, end of period	$ 13.60		$ 12.63	$ 10.05		$ 8.38

Total Return

Total investment return based on net asset value(d)	8.16%		27.12%	19.93%		(16.20)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$201,957		$140,401	$87,498		$36,145

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	1.19	%(e)	1.25%	1.25%		1.25	%(e)

Expenses, before waivers/reimbursements	1.19	%(e)	1.31%	1.67%		5.13	%(e)

Net investment income (loss)(c)	(.61	)%(e)	.69%	1.28%		(.37	)%(e)

Portfolio turnover rate	25%		74%	62%		38%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of expenses waived/reimbursed by the Adviser.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return for a period of less than one year is not annualized.

(e)	Annualized.

See notes to financial statements.

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BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Onur Erzan, President and Chief Executive Officer	Nancy P. Jacklin(1) Jeanette W. Loeb(1) Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

John Lin(2), Vice President Stuart Rae(2), Vice President Emilie D. Wrapp, Secretary Michael B. Reyes, Senior Analyst	Joseph J. Mantineo, Treasurer and Chief Financial Officer Vincent S. Noto, Chief Compliance Officer Phyllis J. Clarke, Controller

Custodian and Accounting Agent

Brown Brothers Harriman & Co.

50 Post Office Square

Boston, MA 02110

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Independent Registered Public Accounting Firm

Ernst & Young LLP

5 Times Square

New York, NY 10036

Transfer Agent

AllianceBernstein Investor

Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s China Equity Team. Messrs. Lin and Rae are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

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Operation and Effectiveness of the Funds’ Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Fund’s Board of Directors (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2021, which covered the period January 1, 2020 through December 31, 2020 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Funds’ LRMP is adequately designed, has been implemented as intended, and has operated effectively since its inception. No material exceptions

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have been noted since the implementation of the LRMP. During the Program Reporting Period, beginning in March 2020, all financial markets experienced extreme levels of price volatility and relative illiquidity resulting from the COVID-19 impacts on the global economy. This extreme relative illiquidity resulted in significantly wider bid-ask spreads to transact in securities, including many of those securities held by the Fund, and in a diminished depth of liquidity in most markets, to varying degrees. Nonetheless, there were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Cap Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB All China Equity Portfolio (the “Fund”) at a meeting held by video conference on May 3-5, 2021 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests a portion of its assets.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it

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has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant at the request of the directors. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2019 and 2020 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors noted that the Fund was not profitable to the Adviser in 2019 and concluded that the Adviser’s level of profitability from its relationship with the Fund in 2020 was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the money market fund advised by the Adviser in which the Fund invests, including, but not limited to,

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benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Fund’s recent profitability to the Adviser would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-year period ended February 28, 2021 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Analyst and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any

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sub-advised funds utilizing investment strategies similar to those of the Fund, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors noted that the Fund may invest in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the Investment Company Act of 1940 as these may be varied as a result of exemptive orders issued, and rules adopted, by the SEC. The directors also noted that ETFs pay advisory fees pursuant to their advisory contracts. The directors concluded, based on the Adviser’s explanation of how it uses ETFs when they are the most cost-effective way to obtain desired exposures, in some cases pending purchases of underlying securities, that the advisory fee for the Fund would be for services in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year and the directors considered the Adviser’s expense cap for the Fund. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment

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advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund does not contain breakpoints and that they had discussed their strong preference for breakpoints in advisory contracts with the Adviser. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. The directors informed the Adviser that they would monitor the Fund’s asset level (which was well below the level at which they would anticipate adding an initial breakpoint) and its profitability (currently unprofitable) to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warranted doing so.

abfunds.com	AB ALL CHINA EQUITY PORTFOLIO | 45

This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

CORE

Global Core Equity Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

GROWTH

Concentrated International Growth Portfolio

Sustainable International Thematic Fund

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio1

Income Fund

Intermediate Duration Portfolio

Limited Duration High Income Portfolio

Short Duration Income Portfolio

Short Duration Portfolio

Sustainable Thematic Credit Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1	Prior to April 30, 2021, High Yield Portfolio was named FlexFee High Yield Portfolio.

46 | AB ALL CHINA EQUITY PORTFOLIO	abfunds.com

NOTES

abfunds.com	AB GLOBAL BOND FUND | 47

NOTES

48 | AB GLOBAL BOND FUND	abfunds.com

NOTES

abfunds.com	AB GLOBAL BOND FUND | 49

NOTES

50 | AB GLOBAL BOND FUND	abfunds.com

NOTES

abfunds.com	AB GLOBAL BOND FUND | 51

NOTES

52 | AB GLOBAL BOND FUND	abfunds.com

AB ALL CHINA EQUITY PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

ACE-0152-0521

MAY    05.31.21

SEMI-ANNUAL REPORT

AB ALL MARKET INCOME PORTFOLIO

As of January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, the Fund’s annual and semi-annual shareholder reports are no longer sent by mail, unless you specifically requested paper copies of the reports. Instead, the reports are made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call the Fund at (800) 221 5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We’re pleased to provide this report for the AB All Market Income Portfolio (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

At AB, we’re striving to help our clients achieve better outcomes by:

+	Fostering diverse perspectives that give us a distinctive approach to navigating global capital markets

+	Applying differentiated investment insights through a connected global research network

+	Embracing innovation to design better ways to invest and leading-edge mutual-fund solutions

Whether you’re an individual investor or a multibillion-dollar institution, we’re putting our knowledge and experience to work for you every day.

For more information about AB’s comprehensive range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in AB mutual funds—and for placing your trust in our firm.

Sincerely,

Onur Erzan

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 1

SEMI-ANNUAL REPORT

July 12, 2021

This report provides management’s discussion of fund performance for the AB All Market Income Portfolio for the semi-annual reporting period ended May 31, 2021.

The Fund’s investment objective is to seek current income with consideration of capital appreciation.

NAV RETURNS AS OF MAY 31, 2021 (unaudited)

	6 Months	12 Months

AB ALL MARKET INCOME PORTFOLIO

Class A Shares	7.40%	20.91%

Class C Shares	6.93%	19.78%

Advisor Class Shares[1]	7.52%	21.03%

Primary Benchmark: MSCI ACWI (net)	15.99%	41.85%

Bloomberg Barclays Global Aggregate Bond Index (USD hedged)	-1.70%	0.09%

1

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its primary benchmark, the Morgan Stanley Capital International All Country World Index (“MSCI ACWI”) (net), and the Bloomberg Barclays Global Aggregate Bond Index (USD hedged) for the six- and 12-month periods ended May 31, 2021.

During both periods, all share classes of the Fund underperformed the primary benchmark, and outperformed the Bloomberg Barclays Global Aggregate Bond Index (USD hedged), before sales charges. The Fund’s strategic decision to achieve diversification involved holding assets other than equities; overall, this diversification detracted from performance, relative to the all-equity benchmark.

During the six-month period, overall security selection within the equity allocation contributed, particularly in income equities. Allocation to US concentrated equities detracted. Overall security selection in fixed income was also positive; allocation to the AB High Income Fund led contributors, while exposure to US sovereigns detracted. Overall security selection

2 | AB ALL MARKET INCOME PORTFOLIO	abfunds.com

within equities and fixed income was positive during the 12-month period. Selection within income equities and AB High Income Fund contributed most, while US concentrated equities and US sovereigns led detractors.

The Fund utilized derivatives for hedging and investment purposes. For both periods, futures, interest rate swaps, total return swaps and purchased options detracted, while credit default swaps, inflation consumer price index swaps and written options contributed to absolute returns. Currency forwards added for the six-month period and detracted for the 12-month period.

MARKET REVIEW AND INVESTMENT STRATEGY

Global equities reached post-pandemic highs, recording strong double-digit returns for the six-month period ended May 31, 2021. Global economies continued to rebound from record GDP contractions, supported by extensive monetary and fiscal stimulus from central banks and governments. Massive US stimulus under the Biden administration, the acceleration of worldwide vaccine distribution and easing restrictions further supported the global economic recovery. Toward the end of the period, markets became more volatile as inflationary fears precipitated a rise in longer-term interest rates, which pressured the valuations of many market-leading growth stocks and boosted a rotation into cyclical and value-oriented shares. Despite concern around a potentially overstimulated economy, inflation data remained muted and yields fell back, easing the rotation toward value stocks and dampening volatility. Small-cap stocks outperformed large-cap stocks on a relative basis, and intervals of market rotation led value-style stocks to substantially outperform their growth-style peers.

Global fixed-income market returns were mixed, with elevated volatility and dispersion between regions and credit sectors. Developed-market government bonds fell sharply in all major developed markets except Japan. Historically low interest rates also set the stage for a sharp rebound in risk assets. Emerging-market high-yield sovereign bonds, along with emerging- and developed-market high-yield corporates, led significant gains as investors searched for higher yields. Emerging-market corporate and local-currency bonds also had positive results. Investment-grade developed- and emerging-market corporate bonds had negative results during the period. Securitized assets also fell but outperformed US Treasuries. The US dollar fell against all major developed-market currencies, except the yen, and was mixed against emerging-market currencies. Brent crude oil prices rebounded significantly on the improved global economic outlook and OPEC+ production cuts. In addition, copper advanced strongly, partly due to increased demand for infrastructure and green-energy initiatives.

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 3

The Fund’s Senior Investment Management Team (the “Team”) continues to focus on generating high, stable income with capital growth by investing in global fixed income, global equities and nontraditional assets. The Team utilizes rigorous quantitative research tools and fundamental expertise across all regions and markets.

INVESTMENT POLICIES

The Adviser allocates the Fund’s investments primarily among a broad range of income-producing securities, including common stock of companies that regularly pay dividends, debt securities (including high-yield debt securities, also known as “junk bonds”), preferred stocks and derivatives related to these types of securities. In addition, the Fund may engage in certain alternative income strategies that generally utilize derivatives to diversify sources of income and manage risk. The Fund pursues a global strategy, typically investing in securities of issuers located in the United States and in other countries throughout the world, including emerging-market countries.

In selecting equity securities for the Fund, the Adviser focuses on securities that have high-dividend yields and are undervalued by the market relative to their long-term earnings potential. The Adviser intends to gain exposure to high-yield debt securities through investment in the AB High Income Fund and may, in the future, gain such exposure through direct investments in high-income securities. It is expected that the Fund will pursue a number of generally derivatives-based alternative investment strategies, such as taking long positions in currency derivatives on higher yielding currencies and/or short positions in currency derivatives on lower yielding currencies.

The Adviser adjusts the Fund’s investment exposure utilizing the Adviser’s Dynamic Asset Allocation (“DAA”) approach. DAA comprises a series of analytical and forecasting tools employed by the Adviser to gauge fluctuations in the risk/return profile of various asset classes. DAA seeks to adjust the Fund’s investment exposure in changing market conditions and thereby reduce overall portfolio volatility by mitigating the effects of market fluctuations, while preserving consistent long-term return potential. For example, the Adviser may seek to reduce the Fund’s risk exposure to one or more asset classes when DAA suggests that market risks relevant to those asset classes are rising but return opportunities are declining. In addition to directly increasing or decreasing asset class exposure by buying or selling securities in that asset class, the Adviser may pursue DAA implementation for the Fund by investing in derivatives and exchange-traded funds (“ETFs”).

(continued on next page)

4 | AB ALL MARKET INCOME PORTFOLIO	abfunds.com

The Adviser intends to utilize a variety of derivatives in its management of the Fund. The Adviser may use derivatives to gain exposure to an asset class, such as using interest-rate derivatives to gain exposure to sovereign bonds. As noted above, the Adviser may separately pursue certain alternative investment strategies that utilize derivatives, and may enter into derivatives in making the adjustments called for by DAA. As a result of the use of derivatives and short sales of securities, the Fund may be leveraged, with net investment exposure in excess of its net assets.

Currency exchange-rate fluctuations can have a dramatic impact on returns. The Fund’s foreign currency exposures will come both from investments in equity and debt securities priced or denominated in foreign currencies and from direct holdings of foreign currencies and currency-related derivatives. The Adviser may seek to hedge all or a portion of the currency exposure resulting from Fund investments or decide not to hedge this exposure. The Adviser may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 5

DISCLOSURES AND RISKS

Benchmark Disclosure

The MSCI ACWI and the Bloomberg Barclays Global Aggregate Bond Index (USD hedged) are unmanaged and do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI ACWI (net, free float-adjusted, market capitalization weighted) represents the equity market performance of developed and emerging markets. The Bloomberg Barclays Global Aggregate Bond Index represents the performance of the global investment-grade developed fixed-income markets, hedged to the US dollar. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed or produced by MSCI. Net returns include the reinvestment of dividends after deduction of non-US withholding tax. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

High-Yield Debt Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest-rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. The current historically low interest rate environment heightens the risks associated with rising interest rates.

6 | AB ALL MARKET INCOME PORTFOLIO	abfunds.com

DISCLOSURES AND RISKS (continued)

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Emerging-Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk to a greater degree than more traditional investments.

Short Sale Risk: Short sales involve the risk that the Fund will incur a loss by subsequently buying a security at a higher price than the price at which it sold the security. The amount of such loss is theoretically unlimited, as it will be based on the increase in value of the security sold short. In contrast, the risk of loss from a long position is limited to the Fund’s investment in the security, because the price of the security cannot fall below zero. The Fund may not always be able to close out a short position on favorable terms.

Leverage Risk: To the extent the Fund uses leveraging techniques, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Market Risk: The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market.

Illiquid Investments Risk: Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 7

DISCLOSURES AND RISKS (continued)

may include low trading volumes and large positions. Foreign fixed-income securities may have more illiquid investments risk because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently. Illiquid investments risk may be higher in a rising interest-rate environment, when the value and liquidity of fixed-income securities generally go down.

Investment in Other Investment Companies Risk: As with other investments, investments in other investment companies are subject to market and selection risk. In addition, shareholders of the Fund bear both their proportionate share of expenses in the Fund (including management fees) and, indirectly, the expenses of the investment companies in which the Fund invests (to the extent these expenses are not waived or reimbursed by the Adviser).

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

8 | AB ALL MARKET INCOME PORTFOLIO	abfunds.com

HISTORICAL PERFORMANCE

AVERAGE ANNUAL RETURNS AS OF MAY 31, 2021 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	20.91%	15.72%

5 Years	4.88%	3.98%

Since Inception[1]	4.62%	3.92%

CLASS C SHARES

1 Year	19.78%	18.78%

5 Years	4.07%	4.07%

Since Inception[1]	3.83%	3.83%

ADVISOR CLASS SHARES[2]

1 Year	21.03%	21.03%

5 Years	5.12%	5.12%

Since Inception[1]	4.88%	4.88%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.61%, 2.36% and 1.36% for Class A, Class C and Advisor Class shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios, exclusive of acquired fund fees and expenses, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs, to 0.99%, 1.74% and 0.74% for Class A, Class C and Advisor Class shares, respectively. These waivers/reimbursements may not be terminated before February 28, 2022 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	Inception date: 12/18/2014.

2

This share class is offered at NAV to eligible investors and the SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 9

HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

JUNE 30, 2021 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	14.29%

5 Years	3.67%

Since Inception[1]	4.01%

CLASS C SHARES

1 Year	17.36%

5 Years	3.76%

Since Inception[1]	3.91%

ADVISOR CLASS SHARES[2]

1 Year	19.60%

5 Years	4.81%

Since Inception[1]	4.95%

1	Inception date: 12/18/2014.

2

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

10 | AB ALL MARKET INCOME PORTFOLIO	abfunds.com

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value December 1, 2020	Ending Account Value May 31, 2021	Expenses Paid During Period*	Annualized Expense Ratio*	Total Expenses Paid During Period+	Total Annualized Expense Ratio+
Class A
Actual	$1,000	$1,074.00	$4.14	0.80%	$5.12	0.99%
Hypothetical**	$1,000	$1,020.94	$4.03	0.80%	$4.99	0.99%

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 11

EXPENSE EXAMPLE (continued)

	Beginning Account Value December 1, 2020	Ending Account Value May 31, 2021	Expenses Paid During Period*	Annualized Expense Ratio*	Total Expenses Paid During Period+	Total Annualized Expense Ratio+
Class C
Actual	$1,000	$1,069.30	$8.00	1.55%	$8.98	1.74%
Hypothetical**	$1,000	$1,017.20	$7.80	1.55%	$8.75	1.74%
Advisor Class
Actual	$1,000	$1,075.20	$2.85	0.55%	$3.83	0.74%
Hypothetical**	$1,000	$1,022.19	$2.77	0.55%	$3.73	0.74%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period), respectively.

**	Assumes 5% annual return before expenses.

+

In connection with the Fund’s investments in affiliated/unaffiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the acquired fund fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated/unaffiliated underlying portfolios. Currently the Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses of the affiliated underlying portfolios and other expenses of AB High Income Fund. The Fund’s effective expenses are equal to the classes’ annualized expense ratio plus the Fund’s pro rata share of the weighted average expense ratio of the affiliated/unaffiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

12 | AB ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO SUMMARY

May 31, 2021 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $89.4

TEN LARGEST HOLDINGS2

Security	U.S. $ Value	Percent of Net Assets

AB High Income Fund, Inc. – Class Z	$14,530,386	16.3%

Microsoft Corp.	1,417,184	1.6

Amazon.com, Inc.	912,129	1.0

Facebook, Inc. – Class A	863,574	1.0

Apple, Inc.	722,863	0.8

S&P 500 Index	619,271	0.7

Financial Select Sector SPDR Fund	604,421	0.7

Energy Select Sector SPDR Fund	592,061	0.7

Alphabet, Inc. – Class C	434,080	0.5

IQVIA Holdings, Inc.	394,343	0.4

	$21,090,312	23.7%

1

All data are as of May 31, 2021. The Fund’s security type breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

2	Long-term investments.

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 13

PORTFOLIO OF INVESTMENTS

May 31, 2021 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 37.1%
Information Technology – 7.7%
Communications Equipment – 0.0%
Cisco Systems, Inc./Delaware	546	$28,883
Juniper Networks, Inc.	42	1,106

		29,989

Electronic Equipment, Instruments & Components – 0.7%
Amphenol Corp. – Class A	3,695	248,526
Arrow Electronics, Inc.(a)	611	73,521
CDW Corp./DE	1,324	219,016
Hitachi Ltd.	125	6,586
IPG Photonics Corp.(a)	272	56,919
Venture Corp., Ltd.	35	509

		605,077

IT Services – 1.7%
Accenture PLC – Class A	105	29,627
Akamai Technologies, Inc.(a)	675	77,092
Automatic Data Processing, Inc.	1,490	292,070
Broadridge Financial Solutions, Inc.	813	129,657
Cognizant Technology Solutions Corp. – Class A	3,086	220,834
Computershare Ltd.	70	875
International Business Machines Corp.	1,438	206,698
Mastercard, Inc. – Class A	1,025	369,594
Paychex, Inc.	42	4,248
SCSK Corp.	6	358
Visa, Inc. – Class A	571	129,788
Western Union Co. (The) – Class W	2,344	57,358

		1,518,199

Semiconductors & Semiconductor Equipment – 1.0%
Applied Materials, Inc.	1,662	229,572
ASM International NV	40	12,510
ASML Holding NV	63	42,562
Intel Corp.	2,180	124,522
KLA Corp.	474	150,206
QUALCOMM, Inc.	1,137	152,972
Texas Instruments, Inc.	1,150	218,293

		930,637

Software – 2.9%
Adobe, Inc.(a)	393	198,300
Autodesk, Inc.(a)	121	34,589
Cadence Design Systems, Inc.(a)	1,038	131,816
Crowdstrike Holdings, Inc. – Class A(a)	297	65,979
Electronic Arts, Inc.	1,217	173,946

14 | AB ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Microsoft Corp.(b)	5,676	$1,417,184
Sage Group PLC (The)	141	1,311
SAP SE	1,756	245,864
ServiceNow, Inc.(a)	279	132,212
Trade Desk, Inc. (The) – Class A(a)	9	5,293
Trend Micro, Inc./Japan	1,317	66,885
VMware, Inc. – Class A(a)	782	123,470
Zoom Video Communications, Inc. – Class A(a)	54	17,903

		2,614,752

Technology Hardware, Storage & Peripherals – 1.4%
Apple, Inc.(b)	5,801	722,863
Brother Industries Ltd.	30	638
HP, Inc.	161	4,706
NetApp, Inc.	1,557	120,465
Samsung Electronics Co., Ltd.	4,169	299,252
Seagate Technology Holdings PLC	643	61,567

		1,209,491

		6,908,145

Financials – 6.1%
Banks – 1.0%
ABN AMRO Bank NV (GDR)(a)(c)	5,971	79,951
BOC Hong Kong Holdings Ltd.	478	1,763
Chiba Bank Ltd. (The)	68	442
Citigroup, Inc.	1,516	119,324
Citizens Financial Group, Inc.	54	2,695
Concordia Financial Group Ltd.	140	530
Credit Agricole SA	5,789	86,768
DBS Group Holdings Ltd.	233	5,354
Fifth Third Bancorp	3,937	165,905
Hang Seng Bank Ltd.	98	2,089
Huntington Bancshares, Inc./OH	131	2,078
KeyCorp	124	2,857
Lloyds Banking Group PLC	26,080	18,441
M&T Bank Corp.	17	2,732
National Bank of Canada	134	10,458
Nordea Bank Abp	15,211	165,244
Oversea-Chinese Banking Corp., Ltd.	434	4,100
PNC Financial Services Group, Inc. (The)	55	10,707
Regions Financial Corp.	124	2,903
Sumitomo Mitsui Financial Group, Inc.	3,200	116,994
Truist Financial Corp.	174	10,750
United Overseas Bank Ltd.	152	3,018
US Bancorp	184	11,184
Wells Fargo & Co.	2,424	113,249

		939,536

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 15

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Capital Markets – 2.2%
3i Group PLC	125	$2,200
ASX Ltd.	25	1,474
Bank of New York Mellon Corp. (The)	107	5,573
BlackRock, Inc. – Class A	204	178,916
Charles Schwab Corp. (The)	3,705	273,614
CME Group, Inc. – Class A	530	115,943
Credit Suisse Group AG	12,445	135,983
EQT AB(d)	321	11,664
Euronext NV(c)	723	76,824
Franklin Resources, Inc.	4,112	140,671
Goldman Sachs Group, Inc. (The)	982	365,323
Hargreaves Lansdown PLC	46	1,078
IGM Financial, Inc.	4,578	168,522
London Stock Exchange Group PLC	831	89,168
Magellan Financial Group Ltd.	17	634
Moody’s Corp.	738	247,488
Morgan Stanley	703	63,938
Northern Trust Corp.	26	3,151
Partners Group Holding AG	3	4,528
Schroders PLC	16	806
Singapore Exchange Ltd.	103	809
St. James’s Place PLC	69	1,365
State Street Corp.	45	3,914
T Rowe Price Group, Inc.	172	32,912

		1,926,498

Consumer Finance – 0.4%
Ally Financial, Inc.	684	37,421
American Express Co.	1,690	270,620
Capital One Financial Corp.	105	16,882
Synchrony Financial	75	3,556

		328,479

Diversified Financial Services – 0.5%
Groupe Bruxelles Lambert SA	854	96,901
Industrivarden AB – Class A	859	35,012
Industrivarden AB – Class C	901	35,207
Kinnevik AB – Class B(a)(d)	2,928	80,679
M&G PLC	49,111	169,835

		417,634

Equity Real Estate Investment Trusts (REITs) – 0.2%
Orix JREIT, Inc.	77	141,249
WP Carey, Inc.	542	40,894

		182,143

16 | AB ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Insurance – 1.5%
Admiral Group PLC	24	$999
Aflac, Inc.	84	4,761
Allianz SE	54	14,340
Allstate Corp. (The)	39	5,328
American Financial Group, Inc./OH	10	1,331
Assicurazioni Generali SpA(d)	142	2,916
Baloise Holding AG	6	999
CNP Assurances	7,328	134,730
Direct Line Insurance Group PLC	176	743
Fidelity National Financial, Inc.	1,027	48,259
Gjensidige Forsikring ASA	25	563
Great-West Lifeco, Inc.	237	7,287
Hartford Financial Services Group, Inc. (The)	46	3,006
iA Financial Corp., Inc.	1,456	83,777
Japan Post Holdings Co., Ltd.(a)	17,000	143,287
Legal & General Group PLC	28,843	116,281
Lincoln National Corp.	23	1,605
Manulife Financial Corp.	7,667	160,188
Medibank Pvt Ltd.	2,734	6,607
MetLife, Inc.	2,413	157,714
MS&AD Insurance Group Holdings, Inc.	57	1,746
NN Group NV	3,010	153,203
PICC Property & Casualty Co., Ltd. – Class H	92,000	89,799
Power Corp. of Canada	72	2,348
Principal Financial Group, Inc.	35	2,289
Progressive Corp. (The)	76	7,530
Prudential Financial, Inc.	1,519	162,487
Reinsurance Group of America, Inc. – Class A	9	1,134
Sompo Holdings, Inc.	41	1,650
Sun Life Financial, Inc.	75	4,040
Swiss Life Holding AG	5	2,607
Swiss Re AG	39	3,771
T&D Holdings, Inc.	69	939
Tokio Marine Holdings, Inc.	81	3,796
Travelers Cos., Inc. (The)	33	5,270
Tryg A/S	46	1,092
Zurich Insurance Group AG	20	8,412

		1,346,834

Mortgage Real Estate Investment Trusts (REITs) – 0.3%
AGNC Investment Corp.	8,036	148,987
Annaly Capital Management, Inc.	15,976	148,098

		297,085

		5,438,209

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 17

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Consumer Discretionary – 5.3%
Auto Components – 0.4%
Aisin Corp.	3,000	$130,806
Aptiv PLC(a)	1,671	251,352
Bridgestone Corp.	73	3,233
Magna International, Inc. – Class A (Canada)	37	3,721

		389,112

Automobiles – 0.6%
Bayerische Motoren Werke AG	622	66,030
Daimler AG	1,397	130,337
Porsche Automobil Holding SE (Preference Shares)	20	2,225
Tesla, Inc.(a)	309	193,193
Toyota Motor Corp.	1,324	109,877

		501,662

Distributors – 0.0%
Genuine Parts Co.	19	2,491

Diversified Consumer Services – 0.2%
Service Corp. International/US	3,247	172,156

Hotels, Restaurants & Leisure – 0.6%
Chipotle Mexican Grill, Inc. – Class A(a)	28	38,416
Compass Group PLC(a)	4,834	110,193
Darden Restaurants, Inc.	253	36,237
Galaxy Entertainment Group Ltd.(a)	13,800	115,628
McDonald’s Corp.	186	43,504
Starbucks Corp.	1,342	152,827

		496,805

Household Durables – 0.2%
Casio Computer Co., Ltd.	25	437
Electrolux AB	4,882	138,982
Husqvarna AB – Class B	54	795
Iida Group Holdings Co., Ltd.	19	511
Lennar Corp. – Class A	120	11,881
Persimmon PLC	476	21,283
PulteGroup, Inc.	740	42,765
Sekisui Chemical Co., Ltd.	49	854
Sekisui House Ltd.	79	1,663
Whirlpool Corp.	8	1,897

		221,068

Internet & Direct Marketing Retail – 1.9%
Alibaba Group Holding Ltd. (Sponsored ADR)(a)	806	172,452
Amazon.com, Inc.(a)(b)	283	912,129
eBay, Inc.	1,378	83,892
HelloFresh SE(a)	942	85,165
MercadoLibre, Inc.(a)	63	85,596

18 | AB ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Naspers Ltd. – Class N	1,147	$252,830
Prosus NV(a)	893	92,518
Zalando SE(a) (c)	497	53,085

		1,737,667

Leisure Products – 0.1%
Hasbro, Inc.	520	49,904

Media – 0.1%
Interpublic Group of Cos., Inc. (The)	3,753	126,439

Multiline Retail – 0.1%
Canadian Tire Corp., Ltd. – Class A	8	1,369
Target Corp.	361	81,918
Wesfarmers Ltd.	146	6,257

		89,544

Specialty Retail – 0.5%
ABC-Mart, Inc.	4	230
Best Buy Co., Inc.	190	22,085
Home Depot, Inc. (The)(b)	454	144,785
TJX Cos., Inc. (The)	3,044	205,592
Tractor Supply Co.	235	42,700
USS Co., Ltd.	28	493

		415,885

Textiles, Apparel & Luxury Goods – 0.6%
EssilorLuxottica SA	302	52,436
Kering SA	70	64,106
NIKE, Inc. – Class B	2,175	296,800
Pandora A/S	624	84,284

		497,626

		4,700,359

Health Care – 4.7%
Biotechnology – 0.2%
Amgen, Inc.	682	162,275
Gilead Sciences, Inc.	161	10,644

		172,919

Health Care Equipment & Supplies – 1.3%
Abbott Laboratories	2,795	326,037
Align Technology, Inc.(a)	27	15,934
Baxter International, Inc.	1,760	144,531
Coloplast A/S – Class B	336	53,319
Cooper Cos., Inc. (The)	475	186,889
Koninklijke Philips NV	2,710	153,132
Medtronic PLC	2,245	284,195

		1,164,037

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 19

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Health Care Providers & Services – 0.7%
Anthem, Inc.	930	$370,345
Henry Schein, Inc.(a)	939	71,401
Sonic Healthcare Ltd.	58	1,558
UnitedHealth Group, Inc.	349	143,760

		587,064

Health Care Technology – 0.0%
Veeva Systems, Inc. – Class A(a)	146	42,535

Life Sciences Tools & Services – 0.7%
Bio-Rad Laboratories, Inc. – Class A(a)	121	72,887
IQVIA Holdings, Inc.(a)	1,642	394,343
Thermo Fisher Scientific, Inc.	239	112,210

		579,440

Pharmaceuticals – 1.8%
AbbVie, Inc.	2,073	234,664
Astellas Pharma, Inc.	240	3,829
AstraZeneca PLC	170	19,376
AstraZeneca PLC (Sponsored ADR)	2,241	127,222
Bristol-Myers Squibb Co.	1,116	73,343
Eisai Co., Ltd.	30	2,012
Eli Lilly & Co.	75	14,980
GlaxoSmithKline PLC	650	12,398
Johnson & Johnson	822	139,123
Merck & Co., Inc.	327	24,816
Novartis AG	287	25,354
Orion Oyj – Class B(d)	13	574
Otsuka Holdings Co., Ltd.	50	2,096
Pfizer, Inc.	721	27,924
Recordati Industria Chimica e Farmaceutica SpA	13	725
Roche Holding AG	4	1,510
Roche Holding AG	757	264,989
Sanofi	1,991	213,024
Takeda Pharmaceutical Co., Ltd.	4,800	164,023
Zoetis, Inc.	1,531	270,497

		1,622,479

		4,168,474

Industrials – 3.8%
Aerospace & Defense – 0.0%
BAE Systems PLC	416	3,098
General Dynamics Corp.	32	6,077
Huntington Ingalls Industries, Inc.	17	3,675
Lockheed Martin Corp.	33	12,613
Singapore Technologies Engineering Ltd.	201	591

		26,054

20 | AB ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Air Freight & Logistics – 0.2%
Deutsche Post AG	128	$8,695
Kuehne & Nagel International AG	455	153,609

		162,304

Building Products – 0.6%
AGC, Inc.	25	1,093
Cie de Saint-Gobain(a)	1,271	85,318
Lixil Corp.	900	24,405
Masco Corp.	1,061	63,989
Otis Worldwide Corp.	4,040	316,453
Xinyi Glass Holdings Ltd.	14,235	55,673

		546,931

Commercial Services & Supplies – 0.0%
Copart, Inc.(a)	259	33,414
Securitas AB – Class B	40	655
Toppan Printing Co., Ltd.	33	576

		34,645

Construction & Engineering – 0.1%
Bouygues SA	29	1,179
Kajima Corp.	10,358	143,700
Obayashi Corp.	84	714
Shimizu Corp.	71	579
Taisei Corp.	24	848

		147,020

Electrical Equipment – 0.3%
ABB Ltd.	3,624	123,502
Eaton Corp. PLC	52	7,553
Emerson Electric Co.	77	7,368
Mitsubishi Electric Corp.	236	3,679
Rockwell Automation, Inc.	91	23,999
Schneider Electric SE	70	11,141
Vertiv Holdings Co.	2,766	68,652

		245,894

Industrial Conglomerates – 0.4%
3M Co.	1,554	315,524
DCC PLC	13	1,104
Siemens AG	99	16,250

		332,878

Machinery – 1.3%
Cummins, Inc.	537	138,159
Dover Corp.	1,112	167,356
GEA Group AG	19	827
Kone Oyj – Class B	44	3,580
Mitsubishi Heavy Industries Ltd.	4,800	147,815
PACCAR, Inc.	1,344	123,057

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 21

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

SKF AB – Class B	5,050	$136,572
Snap-on, Inc.	604	153,790
Volvo AB – Class B	9,877	260,328

		1,131,484

Marine – 0.2%
Nippon Yusen KK	4,100	167,039

Professional Services – 0.4%
Adecco Group AG	456	31,560
Randstad NV	15	1,168
RELX PLC	4,051	106,147
RELX PLC (London)	249	6,486
SGS SA	11	34,367
Verisk Analytics, Inc. – Class A	1,089	188,212

		367,940

Road & Rail – 0.0%
Aurizon Holdings Ltd.	239	673
Nippon Express Co., Ltd.	10	809

		1,482

Trading Companies & Distributors – 0.3%
Bunzl PLC	43	1,393
Fastenal Co.	2,165	114,832
Ferguson PLC	29	3,938
ITOCHU Corp.	153	4,614
WW Grainger, Inc.	322	148,815

		273,592

		3,437,263

Communication Services – 2.7%
Diversified Telecommunication Services – 0.4%
AT&T, Inc.	922	27,135
BCE, Inc.	9	448
Elisa Oyj	18	1,067
HKT Trust & HKT Ltd. – Class SS	490	669
Lumen Technologies, Inc.	1,611	22,296
Nippon Telegraph & Telephone Corp.	166	4,495
Orange SA	837	10,681
Shaw Communications, Inc. – Class B	59	1,764
Spark New Zealand Ltd.	29,810	97,031
Swisscom AG	4	2,260
Telefonica SA	31,601	155,677
Telenor ASA	2,982	51,927
TELUS Corp.	55	1,241
Verizon Communications, Inc.	535	30,222
Washington H Soul Pattinson & Co., Ltd.(d)	13	298

		407,211

22 | AB ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Entertainment – 0.2%
Netflix, Inc.(a)	138	$69,388
Nintendo Co., Ltd.	195	120,747
Take-Two Interactive Software, Inc.(a)	127	23,566

		213,701

Interactive Media & Services – 1.6%
Alphabet, Inc. – Class A(a)(b)	55	129,627
Alphabet, Inc. – Class C(a)(b)	180	434,080
Facebook, Inc. – Class A(a)	2,627	863,574

		1,427,281

Media – 0.2%
Comcast Corp. – Class A	2,413	138,361
Fox Corp. – Class B	375	13,605
Omnicom Group, Inc.	28	2,303
ViacomCBS, Inc. – Class B	73	3,097

		157,366

Wireless Telecommunication Services – 0.3%
KDDI Corp.	208	7,091
Rogers Communications, Inc. – Class B	45	2,323
Softbank Corp.	12,371	158,621
Tele2 AB – Class B	64	872
Vodafone Group PLC	42,342	76,768

		245,675

		2,451,234

Materials – 2.3%
Chemicals – 1.1%
Arkema SA	8	1,060
Asahi Kasei Corp.	162	1,819
Celanese Corp. – Class A	714	118,131
Covestro AG(c)	369	25,774
Dow, Inc.	2,470	168,997
Eastman Chemical Co.	18	2,257
EMS-Chemie Holding AG	1	939
Evonik Industries AG	1,017	36,515
FUCHS PETROLUB SE (Preference Shares)	8	411
International Flavors & Fragrances, Inc.	1,457	206,413
JSR Corp.	26	792
Linde PLC	401	120,541
LyondellBasell Industries NV – Class A	697	78,496
Mitsubishi Chemical Holdings Corp.	4,800	38,794
Mitsubishi Gas Chemical Co., Inc.	20	470
Mitsui Chemicals, Inc.	4,523	152,994
Nitto Denko Corp.	19	1,499
Nutrien Ltd.	73	4,540

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 23

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Sika AG	186	$59,885
Tosoh Corp.	33	587
Yara International ASA	22	1,174

		1,022,088

Construction Materials – 0.0%
CRH PLC	101	5,284
Holcim Ltd.(a)	67	4,009

		9,293

Containers & Packaging – 0.2%
AMCOR PLC	11,178	131,900
International Paper Co.	48	3,029
Packaging Corp. of America	12	1,784

		136,713

Metals & Mining – 1.0%
Anglo American PLC	167	7,414
Antofagasta PLC	51	1,116
B2Gold Corp.	136	696
BHP Billiton Ltd.	5,304	196,463
Boliden AB	35	1,406
Evolution Mining Ltd.	221	897
Evraz PLC	17,081	154,243
Fortescue Metals Group Ltd.	9,682	165,352
Rio Tinto Ltd.	255	24,188
Rio Tinto PLC	1,632	140,349
Steel Dynamics, Inc.	2,770	172,931

		865,055

Paper & Forest Products – 0.0%
Mondi PLC	62	1,674
Oji Holdings Corp.	104	623
UPM-Kymmene Oyj	69	2,635

		4,932

		2,038,081

Consumer Staples – 1.4%
Beverages – 0.4%
Asahi Group Holdings Ltd.(d)	3,359	162,373
Coca-Cola Co. (The)	3,532	195,284
Coca-Cola HBC AG	25	910
Kirin Holdings Co., Ltd.	106	2,142
PepsiCo, Inc.	179	26,481
Treasury Wine Estates Ltd.	93	843

		388,033

Food & Staples Retailing – 0.1%
CVS Health Corp.	169	14,608
Etablissements Franz Colruyt NV	7	427

24 | AB ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

ICA Gruppen AB	13	$638
Kesko Oyj – Class B	35	1,217
Koninklijke Ahold Delhaize NV	135	3,930
Seven & i Holdings Co., Ltd.	97	4,269
Sysco Corp.	66	5,346
Tesco PLC	1,000	3,165
Wm Morrison Supermarkets PLC	311	780
Woolworths Group Ltd.	163	5,274

		39,654

Food Products – 0.2%
Archer-Daniels-Midland Co.	72	4,790
Bunge Ltd.	668	57,996
Campbell Soup Co.	25	1,217
Conagra Brands, Inc.	63	2,400
Danone SA	1,090	77,700
General Mills, Inc.	79	4,966
JM Smucker Co. (The)	14	1,866
Kellogg Co.	183	11,985
MEIJI Holdings Co., Ltd.	15	932
Nestle SA	373	46,072
Orkla ASA	97	1,012
Tyson Foods, Inc. – Class A	38	3,021
Wilmar International Ltd.	248	897

		214,854

Household Products – 0.1%
Clorox Co. (The)	16	2,827
Essity AB – Class B	78	2,700
Henkel AG & Co. KGaA	13	1,290
Kimberly-Clark Corp.	44	5,748
Procter & Gamble Co. (The)	319	43,017
Reckitt Benckiser Group PLC	92	8,298

		63,880

Personal Products – 0.0%
Unilever PLC	340	20,379

Tobacco – 0.6%
Altria Group, Inc.	3,650	179,653
British American Tobacco PLC	281	10,823
Imperial Brands PLC	7,072	160,342
Japan Tobacco, Inc.(d)	155	3,079
Philip Morris International, Inc.	2,208	212,918

		566,815

		1,293,615

Utilities – 1.3%
Electric Utilities – 0.7%
Alliant Energy Corp.	32	1,829

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 25

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

American Electric Power Co., Inc.	64	$5,504
AusNet Services Ltd.	59,246	80,225
CK Infrastructure Holdings Ltd.	85	541
CLP Holdings Ltd.	212	2,188
Duke Energy Corp.	99	9,922
Edison International	49	2,737
Endesa SA	3,954	113,999
Evergy, Inc.	2,250	139,478
Eversource Energy	44	3,572
Fortis, Inc./Canada	60	2,738
Fortum Oyj	1,371	39,603
Hydro One Ltd.(c)	42	1,069
Iberdrola SA	4,307	59,367
Mercury NZ Ltd.	88	416
NRG Energy, Inc.	1,082	34,786
Pinnacle West Capital Corp.	14	1,184
Power Assets Holdings Ltd.	179	1,123
PPL Corp.	99	2,882
Red Electrica Corp. SA	2,916	58,386
Terna SPA	5,093	38,917
Xcel Energy, Inc.	69	4,891

		605,357

Gas Utilities – 0.3%
AltaGas Ltd.(d)	1,459	28,961
Atmos Energy Corp.	16	1,587
Hong Kong & China Gas Co., Ltd.	1,379	2,428
Osaka Gas Co., Ltd.	48	918
Snam SpA(d)	18,001	105,933
Tokyo Gas Co., Ltd.	48	951
UGI Corp.	2,018	92,929

		233,707

Independent Power and Renewable Electricity Producers – 0.1%
Uniper SE	1,903	69,884

Multi-Utilities – 0.2%
AGL Energy Ltd.	5,709	36,406
Algonquin Power & Utilities Corp.	77	1,176
Ameren Corp.	33	2,779
Atco Ltd./Canada – Class I	849	30,585
CMS Energy Corp.	37	2,321
Consolidated Edison, Inc.	44	3,399
Dominion Energy, Inc.	104	7,918
DTE Energy Co.	25	3,450
National Grid PLC	459	6,127
Public Service Enterprise Group, Inc.	65	4,038

26 | AB ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

RWE AG	83	$3,154
Sempra Energy	763	103,379
WEC Energy Group, Inc.	41	3,850

		208,582

		1,117,530

Real Estate – 0.9%
Equity Real Estate Investment Trusts (REITs) – 0.8%
American Tower Corp.	866	221,228
Iron Mountain, Inc.(d)	3,644	158,660
Omega Healthcare Investors, Inc.	3,733	136,703
Stockland	13,707	49,371
VICI Properties, Inc.(d)	4,272	132,987

		698,949

Real Estate Management & Development – 0.1%
CBRE Group, Inc. – Class A(a)	1,545	135,620
CK Asset Holdings Ltd.	310	2,111
Daiwa House Industry Co., Ltd.	73	2,125
Hang Lung Properties Ltd.	261	675
Henderson Land Development Co., Ltd.	187	902
Nomura Real Estate Holdings, Inc.	14	367
Sino Land Co., Ltd.	426	680
Sun Hung Kai Properties Ltd.	168	2,624
Swire Properties Ltd.	151	455
Wharf Real Estate Investment Co., Ltd.	216	1,307

		146,866

		845,815

Energy – 0.9%
Energy Equipment & Services – 0.0%
Baker Hughes Co. – Class A	94	2,293

Oil, Gas & Consumable Fuels – 0.9%
Enagas SA	32	752
Exxon Mobil Corp.	1,888	110,203
Galp Energia SGPS SA	2,819	35,350
Idemitsu Kosan Co., Ltd.	3,100	73,582
Keyera Corp.(d)	4,133	102,499
LUKOIL PJSC (Sponsored ADR)	971	78,855
Lundin Energy AB	25	857
Marathon Petroleum Corp.	84	5,191
Neste Oyj	830	54,744
ONEOK, Inc.	335	17,668
Parkland Corp./Canada(d)	530	17,369
Pembina Pipeline Corp.(d)	71	2,295

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 27

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Repsol SA	7,620	$101,941
TC Energy Corp.	121	6,181
Valero Energy Corp.	2,114	169,966

		777,453

		779,746

Total Common Stocks (cost $30,221,174)		33,178,471

INVESTMENT COMPANIES – 18.0%
Funds and Investment Trusts – 18.0%(e)
AB High Income Fund, Inc. – Class Z(f)	1,807,262	14,530,386
Energy Select Sector SPDR Fund	11,340	592,061
Financial Select Sector SPDR Fund	15,910	604,421
Industrial Select Sector SPDR Fund(d)	3,570	375,278

Total Investment Companies (cost $15,796,474)		16,102,146

PREFERRED STOCKS – 7.5%
Real Estate – 7.5%
Diversified REITs – 1.8%
Armada Hoffler Properties, Inc. Series A 6.75%	8,122	224,573
Colony Capital, Inc. Series G 7.50%	1,050	26,460
Colony Capital, Inc. Series H 7.125%	2,253	56,212
Colony Capital, Inc. Series I 7.15%	11,300	281,935
Colony Capital, Inc. Series J 7.125%	6,098	152,145
Gladstone Commercial Corp. Series D 7.00%	6,437	161,440
Gladstone Commercial Corp. Series E 6.625%(d)	2,150	56,223
Global Net Lease, Inc. Series A 7.25%(d)	3,467	91,460

28 | AB ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Global Net Lease, Inc. Series B 6.875%	4,450	$119,738
PS Business Parks, Inc. Series W 5.20%	1,636	42,438
PS Business Parks, Inc. Series Y 5.20%	5,441	144,731
PS Business Parks, Inc. Series Z 4.875%(d)	2,700	73,170
Vornado Realty Trust Series K 5.70%(d)	558	14,413
Vornado Realty Trust Series L 5.40%(d)	6,516	166,158

		1,611,096

Health Care REITs – 0.0%
Global Medical REIT, Inc. Series A 7.50%	1,176	31,223

Hotel & Resort REITs – 1.1%
DiamondRock Hospitality Co. 8.25%	6,875	199,719
Hersha Hospitality Trust Series C 6.875%	3,635	88,876
Hersha Hospitality Trust Series D 6.50%	2,052	48,509
Hersha Hospitality Trust Series E 6.50%	1,135	26,968
Pebblebrook Hotel Trust Series C 6.50%	950	24,253
Pebblebrook Hotel Trust Series D 6.375%	5,626	142,619
Pebblebrook Hotel Trust Series E 6.375%	4,819	122,451

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 29

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Pebblebrook Hotel Trust Series F 6.30%	177	$4,544
Summit Hotel Properties, Inc. Series D 6.45%	4,522	115,266
Summit Hotel Properties, Inc. Series E 6.25%	1,075	28,659
Sunstone Hotel Investors, Inc. Series E 6.95%	350	8,844
Sunstone Hotel Investors, Inc. Series F 6.45%	5,050	128,775

		939,483

Industrial REITs – 0.5%
Monmouth Real Estate Investment Corp. Series C 6.125%	7,925	199,552
Plymouth Industrial REIT, Inc. Series A 7.50%	1,100	29,112
Rexford Industrial Realty, Inc. Series A 5.875%	1,244	31,610
Rexford Industrial Realty, Inc. Series B 5.875%	4,168	110,035
Rexford Industrial Realty, Inc. Series C 5.625%	3,072	85,187

		455,496

Office REITs – 0.4%
City Office REIT, Inc. Series A 6.625%(d)	5,325	136,426
SL Green Realty Corp. Series I 6.50%(d)	1,718	44,479
Vornado Realty Trust Series M 5.25%(d)	4,821	127,660
Vornado Realty Trust Series N 5.25%(d)	230	6,123

		314,688

30 | AB ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Real Estate Development – 0.5%
American Finance Trust, Inc. Series C 7.375%	8,325	$214,036
Pebblebrook Hotel Trust Series G 6.375%	4,564	117,934
Sunstone Hotel Investors, Inc. Series H 6.125%	2,925	78,214

		410,184

Real Estate Operating Companies – 0.1%
Brookfield Property Partners LP Series A 5.75%	335	8,204
Brookfield Property Partners LP Series A2 6.375%	2,779	73,782

		81,986

Residential REITs – 0.8%
American Homes 4 Rent Series D 6.50%(d)	8,409	212,664
American Homes 4 Rent Series E 6.35%(d)	875	22,190
American Homes 4 Rent Series F 5.875%	1,683	43,943
American Homes 4 Rent Series G 5.875%	393	10,407
American Homes 4 Rent Series H 6.25%	300	8,256
Bluerock Residential Growth REIT, Inc. Series C 7.625%	350	8,923
Bluerock Residential Growth REIT, Inc. Series D 7.125%	2,741	69,347
Centerspace Series C 6.625%	2,640	69,907
UMH Properties, Inc. Series C 6.75%	6,216	160,932

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 31

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

UMH Properties, Inc. Series D 6.375%	5,800	$150,278

		756,847

Retail REITs – 1.2%
American Finance Trust, Inc. Series A 7.50%	1,075	27,875
Brookfield Property REIT, Inc. Series A 6.375%	7,265	183,805
Cedar Realty Trust, Inc. Series C 6.50%	6,003	151,276
National Retail Properties, Inc. Series F 5.20%(d)	970	24,696
Saul Centers, Inc. Series D 6.125%	7,607	201,357
Saul Centers, Inc. Series E 6.00%	695	18,501
SITE Centers Corp. Series A 6.375%	5,081	131,191
Spirit Realty Capital, Inc. Series A 6.00%(d)	5,725	154,976
Urstadt Biddle Properties, Inc. Series H 6.25%	2,000	52,780
Urstadt Biddle Properties, Inc. Series K 5.875%(d)	6,638	171,260

		1,117,717

Specialized REITs – 1.1%
Digital Realty Trust, Inc. Series J 5.25%	825	22,069
Digital Realty Trust, Inc. Series K 5.85%(d)	2,840	80,400
Digital Realty Trust, Inc. Series L 5.20%	9,200	255,392

32 | AB ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company		Shares	U.S. $ Value

EPR Properties Series G 5.75%(d)		805	$20,745
National Storage Affiliates Trust Series A 6.00%		8,819	235,908
Public Storage Series L 4.625%(d)		1,975	53,266
Public Storage Series M 4.125%		6,250	162,500
QTS Realty Trust, Inc. Series A 7.125%		6,449	175,735

			1,006,015

Total Preferred Stocks (cost $6,331,573)			6,724,735

		Principal Amount (000)
EMERGING MARKETS - SOVEREIGNS – 2.8%
Argentina – 0.1%
Argentine Republic Government International Bond 0.125%, 07/09/2030-07/09/2035	U.S.$	297	101,876
1.00%, 07/09/2029		16	6,343

			108,219

Bahrain – 0.3%
Bahrain Government International Bond 7.00%, 10/12/2028(c)		200	223,687

Dominican Republic – 0.2%
Dominican Republic International Bond 6.40%, 06/05/2049(c)		200	214,225

Ecuador – 0.2%
Ecuador Government International Bond 0.50%, 07/31/2030-07/31/2040(c)		182	130,645
Zero Coupon, 07/31/2030(c)		12	6,647

			137,292

Egypt – 0.2%
Egypt Government International Bond 8.70%, 03/01/2049(c)		200	215,037

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 33

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

El Salvador – 0.2%
El Salvador Government International Bond 6.375%, 01/18/2027(c)	U.S.$	182	$178,133

Gabon – 0.2%
Gabon Government International Bond 6.625%, 02/06/2031(c)		200	199,600

Ghana – 0.2%
Ghana Government International Bond 8.95%, 03/26/2051(c)		200	199,038

Guatemala – 0.3%
Guatemala Government Bond 4.90%, 06/01/2030(c)		200	223,662

Ivory Coast – 0.2%
Ivory Coast Government International Bond 5.375%, 07/23/2024(c)		200	215,600

Kenya – 0.3%
Kenya Government International Bond 6.875%, 06/24/2024(c)		200	222,037

Lebanon – 0.0%
Lebanon Government International Bond Series G 6.60%, 11/27/2026(a)(c)(g)		107	14,097

Senegal – 0.2%
Senegal Government International Bond 6.75%, 03/13/2048(c)		200	203,538

Ukraine – 0.2%
Ukraine Government International Bond 7.75%, 09/01/2027(c)		150	166,669

Total Emerging Markets – Sovereigns (cost $2,577,492)			2,520,834

		Notional Amount
OPTIONS PURCHASED – PUTS – 1.0%
Options on Equities – 1.0%
Euro STOXX 50 Index Expiration: Dec 2021; Contracts: 1,360; Exercise Price: EUR 3,300.00; Counterparty: Bank of America, NA(a)	EUR	4,488,000	88,189

34 | AB ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Notional Amount	U.S. $ Value

Euro STOXX 50 Index Expiration: Dec 2021; Contracts: 350; Exercise Price: EUR 3,300.00; Counterparty: Bank of America, NA(a)	EUR	1,155,000	$22,696
FTSE 100 Index Expiration: Nov 2021; Contracts: 290; Exercise Price: GBP 5,900.00; Counterparty: Bank of America, NA(a)	GBP	1,711,000	32,785
FTSE 100 Index Expiration: Nov 2021; Contracts: 80; Exercise Price: GBP 5,900.00; Counterparty: Bank of America, NA(a)	GBP	472,000	9,044
Nikkei 225 Index Expiration: Nov 2021; Contracts: 16,000; Exercise Price: JPY 24,500.00; Counterparty: UBS AG(a)	JPY	392,000,000	55,758
Nikkei 225 Index Expiration: Nov 2021; Contracts: 3,000; Exercise Price: JPY 24,500.00; Counterparty: UBS AG(a)	JPY	73,500,000	10,455
Nikkei 225 Index Expiration: Nov 2021; Contracts: 4,000; Exercise Price: JPY 24,500.00; Counterparty: UBS AG(a)	JPY	98,000,000	13,940
S&P 500 Index Expiration: Nov 2021; Contracts: 12,200; Exercise Price: USD 3,425.00; Counterparty: UBS AG(a)	USD	41,785,000	619,271
S&P 500 Index Expiration: Nov 2021; Contracts: 1,000; Exercise Price: USD 3,425.00; Counterparty: UBS AG(a)	USD	3,425,000	50,760

Total Options Purchased – Puts (premiums paid $1,396,166)			902,898

GOVERNMENTS - TREASURIES – 0.7%
Colombia – 0.2%
Colombian TES Series B 6.25%, 11/26/2025	USD	492,700	136,696

Indonesia – 0.2%
Indonesia Treasury Bond Series FR70 8.375%, 03/15/2024	IDR	1,105,000	84,045
Series FR71 9.00%, 03/15/2029		1,438,000	116,319

			200,364

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 35

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Mexico – 0.2%
Mexican Bonos Series M 20 10.00%, 12/05/2024	MXN	2,777	$157,851

Russia – 0.1%
Russian Federal Bond – OFZ Series 6215 7.00%, 08/16/2023	RUB	9,626	133,933

Total Governments – Treasuries (cost $650,326)			628,844

EMERGING MARKETS - TREASURIES – 0.4%
Brazil – 0.2%
Brazil Notas do Tesouro Nacional Series F 10.00%, 01/01/2023-01/01/2025	BRL	658	132,990

South Africa – 0.2%
Republic of South Africa Government Bond Series 2032 8.25%, 03/31/2032	ZAR	2,848	187,122

Total Emerging Markets – Treasuries (cost $310,332)			320,112

QUASI-SOVEREIGNS – 0.2%
Quasi-Sovereign Bonds – 0.2%
Mexico – 0.2%
Petroleos Mexicanos 5.95%, 01/28/2031	U.S.$	43	41,817
7.69%, 01/23/2050		97	93,411

Total Quasi-Sovereigns (cost $135,732)			135,228

		Shares
SHORT-TERM INVESTMENTS – 21.2%
Investment Companies – 19.0%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.01%(e)(f)(h) (cost $16,924,451)		16,924,451	16,924,451

36 | AB ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

U.S. Treasury Bills – 2.2%
United States – 2.2%
U.S. Treasury Bill 0.00%, 08/05/2021 (cost $1,999,973)	U.S.$	2,000	$1,999,928

		Shares
Total Investments Before Security Lending Collateral for Securities Loaned – 88.9% (cost $76,343,693)			79,437,647

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 0.6%
Investment Companies – 0.6%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.01%(e)(f)(h) (cost $500,491)		500,491	500,491

Total Investments – 89.5% (cost $76,844,184)			79,938,138
Other assets less liabilities – 10.5%			9,420,780

Net Assets – 100.0%			$89,358,918

FUTURES (see Note D)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)
Purchased Contracts
10 Yr Australian Bond Futures	9	June 2021	$970,983	$7,171
10 Yr Mini Japan Government Bond Futures	38	June 2021	5,240,461	4,012
BIST 30 Futures	291	June 2021	517,996	(3,350)
Canadian 10 Yr Bond Futures	3	September 2021	357,998	839
Euro STOXX 50 Index Futures	27	June 2021	1,328,530	13,194
Euro-Bund Futures	7	June 2021	1,450,633	8,357
FTSE 100 Index Futures	14	June 2021	1,395,436	3,652
FTSE KLCI Futures	60	June 2021	1,147,453	2,947
Hang Seng Index Futures	4	June 2021	746,254	5,676
Long Gilt Futures	8	September 2021	1,444,695	1,921
MSCI Singapore IX ETS Futures	16	June 2021	434,994	2,092
S&P 500 E-Mini Futures	38	June 2021	7,984,560	106,227
SPI 200 Futures	2	June 2021	276,213	7,217
TOPIX Index Futures	7	June 2021	1,229,071	23,485
U.S. T-Note 10 Yr (CBT) Futures	59	September 2021	7,784,313	11,903
WIG 20 Index Futures	46	June 2021	558,280	45,481

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 37

PORTFOLIO OF INVESTMENTS (continued)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)

Sold Contracts
Euro STOXX 50 Index Futures	12	June 2021	$590,457	$(22,892)
FTSE 100 Index Futures	2	June 2021	199,348	(5,378)
FTSE China A50 Futures	13	June 2021	236,054	(6,394)
FTSE/JSE Top 40 Futures	1	June 2021	44,893	(257)
Mexican BOLSA Index Futures	8	June 2021	204,193	(8,117)
OMXS30 Index Futures	33	June 2021	891,846	(4,346)
S&P 500 E-Mini Futures	25	June 2021	5,253,000	(97,866)
S&P TSX 60 Index Futures	1	June 2021	195,124	(7,154)
SGX Nifty 50 Futures	39	June 2021	1,215,240	(18,382)
TOPIX Index Futures	1	June 2021	175,582	(2,054)

				$67,984

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	RUB	6,487	USD	87	07/28/2021	$(347)
Bank of America, NA	USD	2,164	RUB	160,761	07/28/2021	8,603
Barclays Bank PLC	KRW	654,129	USD	587	07/22/2021	(3,187)
Barclays Bank PLC	MYR	2,237	USD	545	09/23/2021	2,302
Barclays Bank PLC	NZD	855	USD	614	06/16/2021	(8,536)
Barclays Bank PLC	EUR	555	USD	679	06/16/2021	(298)
Barclays Bank PLC	MYR	257	USD	62	09/23/2021	(159)
Barclays Bank PLC	USD	962	MYR	3,983	09/23/2021	3,494
Barclays Bank PLC	USD	533	MXN	10,757	06/18/2021	6,351
Barclays Bank PLC	USD	599	PHP	29,442	07/22/2021	16,036
BNP Paribas SA	CHF	1,350	USD	1,497	06/16/2021	(5,236)
BNP Paribas SA	USD	833	EUR	686	06/16/2021	5,638
BNP Paribas SA	USD	885	SEK	7,393	06/16/2021	6,525
Citibank, NA	COP	5,680,436	USD	1,512	07/15/2021	(15,987)
Citibank, NA	PEN	4,286	USD	1,173	07/15/2021	50,214
Citibank, NA	AUD	1,403	USD	1,087	06/16/2021	1,286
Citibank, NA	GBP	397	USD	560	06/16/2021	(4,440)
Deutsche Bank AG	HUF	226,100	USD	735	06/24/2021	(61,824)
Deutsche Bank AG	GBP	488	USD	686	06/16/2021	(7,569)
Deutsche Bank AG	USD	793	CAD	960	06/16/2021	2,675
Deutsche Bank AG	USD	540	PEN	1,978	07/15/2021	(22,432)
Deutsche Bank AG	USD	633	SEK	5,280	06/16/2021	4,431
Deutsche Bank AG	USD	815	INR	60,633	07/15/2021	15,865
Deutsche Bank AG	USD	391	COP	1,444,006	07/15/2021	(2,249)
Goldman Sachs International	KRW	365,034	USD	324	07/22/2021	(5,640)
Goldman Sachs International	HUF	161,334	USD	539	06/24/2021	(29,490)
Goldman Sachs International	RUB	50,793	USD	667	06/16/2021	(23,810)
Goldman Sachs International	BRL	5,325	USD	1,002	06/02/2021	(13,833)
Goldman Sachs International	BRL	2,219	USD	424	06/02/2021	607
Goldman Sachs International	CNY	1,096	USD	170	06/24/2021	(1,886)
Goldman Sachs International	TWD	477	USD	17	07/22/2021	(422)
Goldman Sachs International	USD	730	EUR	604	06/16/2021	9,111

38 | AB ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Goldman Sachs International	USD	413	BRL	2,219	06/02/2021	$10,529
Goldman Sachs International	USD	544	CNY	3,532	06/24/2021	9,726
Goldman Sachs International	USD	1,000	BRL	5,325	07/02/2021	13,841
Goldman Sachs International	USD	1,018	BRL	5,325	06/02/2021	(1,457)
Goldman Sachs International	USD	285	IDR	4,176,663	07/15/2021	6,879
HSBC Bank USA	USD	242	IDR	3,575,587	07/15/2021	8,051
JPMorgan Chase Bank, NA	USD	376	PHP	18,056	07/22/2021	980
Morgan Stanley Capital Services, Inc.	CLP	731,802	USD	1,030	07/15/2021	17,081
Natwest Markets PLC	TWD	22,784	USD	823	07/22/2021	(9,515)
Natwest Markets PLC	MYR	3,255	USD	786	09/23/2021	(2,775)
Natwest Markets PLC	CHF	881	USD	977	06/16/2021	(3,185)
Standard Chartered Bank	IDR	4,845,221	USD	337	07/15/2021	(1,916)
Standard Chartered Bank	CLP	195,551	USD	278	07/15/2021	7,168
Standard Chartered Bank	TWD	12,227	USD	436	07/22/2021	(11,151)
Standard Chartered Bank	USD	213	INR	15,759	07/15/2021	2,864
Standard Chartered Bank	USD	771	PHP	37,661	07/22/2021	15,993
State Street Bank & Trust Co.	HUF	82,742	USD	279	06/24/2021	(12,224)
State Street Bank & Trust Co.	TWD	41,061	USD	1,484	07/22/2021	(16,382)
State Street Bank & Trust Co.	THB	13,904	USD	443	07/15/2021	(2,205)
State Street Bank & Trust Co.	ZAR	14,694	USD	1,008	06/17/2021	(59,183)
State Street Bank & Trust Co.	CZK	21,215	USD	989	06/24/2021	(31,112)
State Street Bank & Trust Co.	PLN	2,959	USD	781	06/24/2021	(26,467)
State Street Bank & Trust Co.	CAD	601	USD	497	06/16/2021	(1,299)
State Street Bank & Trust Co.	AUD	718	USD	557	06/16/2021	1,202
State Street Bank & Trust Co.	NZD	543	USD	390	06/16/2021	(4,997)
State Street Bank & Trust Co.	CHF	391	USD	428	06/16/2021	(6,743)
State Street Bank & Trust Co.	GBP	194	USD	275	06/16/2021	(1,067)
State Street Bank & Trust Co.	GBP	94	USD	129	06/17/2021	(4,280)
State Street Bank & Trust Co.	USD	102	EUR	84	06/16/2021	747
State Street Bank & Trust Co.	USD	702	PLN	2,671	06/24/2021	26,874
State Street Bank & Trust Co.	USD	17	TWD	477	07/22/2021	182
State Street Bank & Trust Co.	USD	60	NOK	497	07/15/2021	(185)
State Street Bank & Trust Co.	USD	497	CAD	601	06/16/2021	1,615
State Street Bank & Trust Co.	USD	165	SEK	1,376	06/16/2021	831
State Street Bank & Trust Co.	USD	190	NOK	1,618	07/15/2021	4,506
State Street Bank & Trust Co.	USD	570	NOK	4,711	06/16/2021	(3,688)
State Street Bank & Trust Co.	USD	306	ZAR	4,346	06/17/2021	9,395
State Street Bank & Trust Co.	USD	793	CNY	5,188	06/24/2021	19,205
State Street Bank & Trust Co.	USD	288	MXN	5,775	06/18/2021	1,704
State Street Bank & Trust Co.	USD	386	JPY	41,990	06/16/2021	(2,300)
State Street Bank & Trust Co.	USD	192	JPY	21,083	06/16/2021	144
State Street Bank & Trust Co.	USD	949	THB	29,563	07/15/2021	(2,261)
State Street Bank & Trust Co.	USD	1,827	INR	137,586	07/15/2021	58,183
UBS AG	BRL	3,106	USD	594	06/02/2021	850
UBS AG	USD	590	BRL	3,106	06/02/2021	2,871
UBS AG	USD	552	SEK	4,632	06/16/2021	7,223
UBS AG	USD	104	RUB	7,629	06/16/2021	173

						$(49,782)

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 39

PORTFOLIO OF INVESTMENTS (continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at May 31, 2021	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
CDX-NAHY Series 36, 5 Year Index, 06/20/2026*	5.00%	Quarterly	2.87%	USD	14,400	$1,534,528	$1,400,263	$134,265
CDX-NAHY Series 36, 5 Year Index, 06/20/2026*	5.00	Quarterly	2.87	USD	280	29,838	26,073	3,765
iTraxx Xover Series 35, 5 Year Index, 06/20/2026*	5.00	Quarterly	2.46	EUR	2,990	466,905	422,981	43,924
iTraxx Xover Series 35, 5 Year Index, 06/20/2026*	5.00	Quarterly	2.46	EUR	70	10,935	9,528	1,407

						$2,042,206	$1,858,845	$183,361

*	Termination date

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)			Unrealized Appreciation/ (Depreciation)
USD	1,050	01/10/2022	3 Month LIBOR	1.941%	Quarterly/ Semi-Annual	$19,336	$	– 0	–	$19,336
CNY	740	02/17/2025	China 7-Day Reverse Repo Rate	2.547%	Quarterly	(530)		– 0	–	(530)
CNY	2,204	02/20/2025	China 7-Day Reverse Repo Rate	2.598%	Quarterly	(975)		– 0	–	(975)
CNY	2,236	02/21/2025	China 7-Day Reverse Repo Rate	2.620%	Quarterly	(691)		– 0	–	(691)
EUR	10	09/12/2029	6 Month EURIBOR	(0.157)%	Semi-Annual/ Annual	(157)		– 0	–	(157)
EUR	180	11/18/2029	6 Month EURIBOR	0.073%	Semi-Annual/ Annual	1,255		– 0	–	1,255
EUR	220	01/23/2030	6 Month EURIBOR	0.131%	Semi-Annual/ Annual	3,079		– 0	–	3,079

40 | AB ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)			Unrealized Appreciation/ (Depreciation)
USD	80	02/12/2030	3 Month LIBOR	1.495%	Quarterly/ Semi-Annual	$751	$	– 0	–	$751
USD	670	06/10/2030	3 Month LIBOR	0.865%	Quarterly/ Semi-Annual	(32,613)		– 0	–	(32,613)
EUR	430	06/11/2030	6 Month EURIBOR	(0.045)	Semi-Annual/ Annual	(3,653)		3		(3,656)
EUR	60	06/19/2030	6 Month EURIBOR	(0.119)%	Semi-Annual/ Annual	(1,087)		(3)		(1,084)
USD	40	06/19/2030	3 Month LIBOR	0.725%	Quarterly/ Semi-Annual	(2,484)		– 0	–	(2,484)
USD	760	08/04/2030	3 Month LIBOR	0.536%	Quarterly/ Semi-Annual	(62,354)		– 0	–	(62,354)
EUR	520	08/05/2030	6 Month EURIBOR	(0.232)%	Semi-Annual/ Annual	(17,696)		– 0	–	(17,696)
USD	320	08/20/2030	3 Month LIBOR	0.645%	Quarterly/ Semi-Annual	(23,365)		– 0	–	(23,365)
USD	1,510	10/21/2030	3 Month LIBOR	0.794%	Quarterly/ Semi-Annual	(95,970)		– 0	–	(95,970)
EUR	600	10/22/2030	6 Month EURIBOR	(0.280)%	Semi-Annual/ Annual	(25,135)		– 0	–	(25,135)
USD	480	11/12/2030	3 Month LIBOR	0.938%	Quarterly/ Semi-Annual	(24,825)		– 0	–	(24,825)
EUR	190	11/12/2030	6 Month EURIBOR	(0.169)%	Semi-Annual/ Annual	(5,775)		– 0	–	(5,775)
NZD	130	11/23/2030	3 Month BKBM	0.841%	Quarterly/ Semi-Annual	(9,323)		– 0	–	(9,323)
EUR	20	11/27/2030	(0.247)%	6 Month EURIBOR	Annual/ Semi-Annual	815		– 0	–	815
EUR	230	12/02/2030	(0.253)%	6 Month EURIBOR	Annual/ Semi-Annual	8,853		(1)		8,854
EUR	160	12/24/2030	(0.266)%	6 Month EURIBOR	Annual/ Semi-Annual	6,565		– 0	–	6,565
AUD	260	12/31/2030	6 Month BBSW	0.999%	Semi-Annual	(11,066)		– 0	–	(11,066)
EUR	70	01/04/2031	(0.259)%	6 Month EURIBOR	Annual/ Semi-Annual	2,849		– 0	–	2,849
NZD	320	01/05/2031	3 Month BKBM	0.978%	Quarterly/ Semi-Annual	(19,866)		– 0	–	(19,866)
GBP	370	01/07/2031	0.453%	6 Month LIBOR	Semi-Annual	26,362		– 0	–	26,362
NOK	310	01/11/2031	6 Month NIBOR	1.274%	Semi-Annual/ Annual	(1,507)		– 0	–	(1,507)
NZD	210	01/11/2031	3 Month BKBM	1.058%	Quarterly/ Semi-Annual	(11,956)		– 0	–	(11,956)

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 41

PORTFOLIO OF INVESTMENTS (continued)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)			Unrealized Appreciation/ (Depreciation)
GBP	470	01/12/2031	0.526%	6 Month LIBOR	Semi-Annual	$28,901	$	– 0	–	$28,901
AUD	530	01/13/2031	6 Month BBSW	1.126%	Semi-Annual	(17,957)		– 0	–	(17,957)
GBP	80	01/14/2031	0.490%	6 Month LIBOR	Semi-Annual	5,321		1		5,320
JPY	6,190	01/21/2031	0.063%	6 Month LIBOR	Semi-Annual	267		– 0	–	267
NOK	1,740	01/21/2031	6 Month NIBOR	1.348%	Semi-Annual/ Annual	(7,095)		– 0	–	(7,095)
NZD	240	01/21/2031	3 Month BKBM	1.075%	Quarterly/ Semi-Annual	(13,496)		– 0	–	(13,496)
AUD	190	02/02/2031	6 Month BBSW	1.155%	Semi-Annual	(6,234)		– 0	–	(6,234)
JPY	116,730	02/19/2031	0.136%	6 Month LIBOR	Semi-Annual	(2,339)		3		(2,342)
NOK	3,400	02/19/2031	6 Month NIBOR	1.634%	Semi-Annual/ Annual	(3,530)		– 0	–	(3,530)
USD	220	08/21/2045	3 Month LIBOR	2.630%	Quarterly/ Semi-Annual	29,513		– 0	–	29,513
USD	70	09/04/2045	3 Month LIBOR	2.708%	Quarterly/ Semi-Annual	10,419		– 0	–	10,419
AUD	180	12/23/2030	6 Month BBSW	0.955%	Semi-Annual	(8,185)		– 0	–	(8,185)
AUD	280	02/26/2031	6 Month BBSW	1.752%	Semi-Annual	2,699		– 0	–	2,699
CAD	110	03/31/2031	3 Month CDOR	2.054%	Semi-Annual	1,425		– 0	–	1,425
NOK	1,410	04/21/2031	6 Month NIBOR	1.755%	Semi-Annual/ Annual	28		– 0	–	28
NZD	220	04/21/2031	3 Month BKBM	1.790%	Quarterly/ Semi-Annual	(2,893)		– 0	–	(2,893)
CAD	280	04/29/2031	3 Month CDOR	2.024%	Semi-Annual	2,566		(10)		2,576
GBP	60	04/29/2031	1.080%	6 Month LIBOR	Semi-Annual	(536)		2		(538)
AUD	840	04/30/2031	6 Month BBSW	1.772%	Semi-Annual	6,376		– 0	–	6,376
NOK	10,780	05/03/2031	6 Month NIBOR	1.786%	Semi-Annual/ Annual	3,200		– 0	–	3,200
NZD	630	05/03/2031	3 Month BKBM	1.843%	Quarterly/ Semi-Annual	(6,485)		– 0	–	(6,485)
JPY	122,280	05/07/2031	0.130%	6 Month LIBOR	Semi-Annual	(674)		1		(675)

42 | AB ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Rate Type
Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
USD	490	05/11/2031	3 Month LIBOR	1.560%	Quarterly/ Semi-Annual	$361	$	– 0	–	$361
CAD	420	05/14/2031	3 Month CDOR	1.974%	Semi-Annual	1,921	– 0	–	1,921
NZD	1,160	05/18/2031	3 Month BKBM	1.985%	Quarterly/ Semi-Annual	(1,673)	– 0	–	(1,673)
USD	10	05/18/2031	3 Month LIBOR	1.591%	Quarterly/ Semi-Annual	32	– 0	–	32
EUR	410	02/19/2031	(0.030)%	6 Month EURIBOR	Annual/ Semi-Annual	5,876	1	5,875
CHF	360	03/01/2031	0.068%	6 Month LIBOR	Annual/ Semi-Annual	(1,679)	– 0	–	(1,679)
EUR	110	03/01/2031	0.049%	6 Month EURIBOR	Annual/ Semi-Annual	764	– 0	–	764
JPY	16,530	04/06/2031	0.158%	6 Month LIBOR	Semi-Annual	(564)	– 0	–	(564)
CHF	170	04/06/2031	0.026%	6 Month LIBOR	Annual/ Semi-Annual	(137)	– 0	–	(137)
SEK	20	04/21/2031	3 Month STIBOR	0.786%	Quarterly/ Annual	– 0	–	(1)	1
EUR	1,080	05/03/2031	0.148%	6 Month EURIBOR	Annual/ Semi-Annual	(4,815)	7	(4,822)
CHF	840	05/03/2031	0.084%	6 Month LIBOR	Annual/ Semi-Annual	(5,133)	3	(5,136)
EUR	490	05/11/2031	6 Month EURIBOR	0.115%	Semi-Annual/ Annual	(22)	1	(23)
JPY	121,190	05/18/2031	0.126%	6 Month LIBOR	Semi-Annual	(12)	– 0	–	(12)
CHF	300	05/18/2031	0.079%	6 Month EURIBOR	Annual/ Semi-Annual	(1,493)	– 0	–	(1,493)
EUR	150	05/18/2031	0.154%	6 Month EURIBOR	Annual/ Semi-Annual	(671)	– 0	–	(671)
NZD	590	02/19/2031	3 Month BKBM	1.616%	Quarterly/ Semi-Annual	(12,533)	– 0	–	(12,533)
CHF	280	02/19/2031	(0.054)%	6 Month LIBOR	Annual/ Semi-Annual	1,759	(1)	1,760

$(277,891)	$6	$(277,897)

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 43

PORTFOLIO OF INVESTMENTS (continued)

INFLATION (CPI) SWAPS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)			Unrealized Appreciation/ (Depreciation)
Bank of America, NA	USD 8,300	01/05/2023	2.163%	CPI#	Maturity	$130,466	$	– 0	–	$130,466
Bank of America, NA	610	01/19/2023	2.213%	CPI#	Maturity	7,692		– 0	–	7,692
JPMorgan Chase Bank, NA	400	11/10/2021	1.896%	CPI#	Maturity	8,650		– 0	–	8,650

						$146,808	$	– 0	–	$146,808

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

TOTAL RETURN SWAPS (see Note D)

Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Obligation
JPMorgan Chase Bank, NA
JPABSAA1(1)	0.14%	Maturity	USD	4,487	06/30/2021	$	– 0	–
Morgan Stanley Capital Services LLC
RTS Futures	0.00%	Monthly	USD	475	06/17/2021		17,895
RTS Futures	0.00%	Monthly	USD	184	06/17/2021		3,092
Pay Total Return on Reference Obligation
Morgan Stanley Capital Services LLC
KOSPI 200 Futures	0.00%	Monthly	KRW	213,175	06/10/2021		1,153
KOSPI 200 Futures	0.00%	Monthly	KRW	639,525	06/10/2021		(12,557)
IBOVESPA Futures	0.00%	Monthly	BRL	502	06/16/2021		(4,464)
IBOVESPA Futures	0.00%	Monthly	BRL	1,004	06/16/2021		(8,033)
Swiss Market Index Futures	0.00%	Monthly	CHF	114	06/18/2021		(3,586)

							$(6,500)

(a)	Non-income producing security.

(b)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts.

(c)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2021, the aggregate market value of these securities amounted to $2,649,318 or 3.0% of net assets.

(d)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(e)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(f)	Affiliated investments.

(g)	Defaulted.

(h)	The rate shown represents the 7-day yield as of period end.

44 | AB ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Currency Abbreviations:

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

CHF – Swiss Franc

CLP – Chilean Peso

CNY – Chinese Yuan Renminbi

COP – Colombian Peso

CZK – Czech Koruna

EUR – Euro

GBP – Great British Pound

HUF – Hungarian Forint

IDR – Indonesian Rupiah

INR – Indian Rupee

JPY – Japanese Yen

KRW – South Korean Won

MXN – Mexican Peso

MYR – Malaysian Ringgit

NOK – Norwegian Krone

NZD – New Zealand Dollar

PEN – Peruvian Sol

PHP – Philippine Peso

PLN – Polish Zloty

RUB – Russian Ruble

SEK – Swedish Krona

THB – Thailand Baht

TWD – New Taiwan Dollar

USD – United States Dollar

ZAR – South African Rand

Glossary:

ADR – American Depositary Receipt

BBSW – Bank Bill Swap Reference Rate (Australia)

BIST – Borsa Istanbul Stock Exchange

BKBM – Bank Bill Benchmark (New Zealand)

CBT – Chicago Board of Trade

CDOR – Canadian Dealer Offered Rate

CDX-NAHY – North American High Yield Credit Default Swap Index

CPI – Consumer Price Index

ETS – Emission Trading Scheme

EURIBOR – Euro Interbank Offered Rate

FTSE – Financial Times Stock Exchange

GDR – Global Depositary Receipt

JSE – Johannesburg Stock Exchange

KLCI – Kuala Lumpur Composite Index

KOSPI – Korea Composite Stock Price Index

LIBOR – London Interbank Offered Rate

MSCI – Morgan Stanley Capital International

NIBOR – Norwegian Interbank Offered Rate

OMXS –Stockholm Stock Exchange

PJSC – Public Joint Stock Company

REIT – Real Estate Investment Trust

RTS – Russian Trading System

SGX – Singapore Exchange

SPDR – Standard & Poor’s Depository Receipt

SPI – Share Price Index

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 45

PORTFOLIO OF INVESTMENTS (continued)

STIBOR – Stockholm Interbank Offered Rate

TOPIX – Tokyo Price Index

TSX – Toronto Stock Exchange

WIG – Warszawski Indeks Gieldowy

(1)	The following table represents the 50 largest (long/(short)) equity basket holdings underlying the total return swap in JPABSAA1 as of May 31, 2021.

Security Description	Shares	Current Notional	Percent of Basket’s Value
S&P 500 Total Return Index	(277)	$(2,418,865)	(53.9)%
MSCI Daily TR Gross EAFE Index	(111)	(1,151,632)	(25.7)%
JPMorgan Cash Index	(2,705)	(824,542)	(18.4)%
Microsoft Corp.	820	204,750	4.6%
Alphabet, Inc.	52	125,302	2.8%
MSCI Daily TR Gross Canada Index	(11)	(117,968)	(2.6)%
Roche Holding AG	308	107,142	2.4%
Oracle Corp.	1,355	106,688	2.4%
Amazon.com, Inc.	32	103,056	2.3%
Apple, Inc.	794	98,970	2.2%
UnitedHealth Group, Inc.	228	93,976	2.1%
Home Depot, Inc. (The)	278	88,528	2.0%
Paychex, Inc.	866	87,620	2.0%
Facebook, Inc.	267	87,620	2.0%
AutoZone, Inc.	62	87,166	1.9%
Salmar ASA	990	73,093	1.6%
Royal Bank of Canada	698	71,731	1.6%
Swedish Match AB	7,588	70,369	1.6%
CME Group, Inc.	322	70,369	1.6%
Automatic Data Processing, Inc.	350	68,553	1.5%
Nippon Telegraph & Telephone Co.	2,490	66,737	1.5%
Walmart, Inc.	463	65,829	1.5%
Deckers Outdoor Corp.	188	63,105	1.4%
RELX PLC	2,360	61,743	1.4%
Koninklijke Ahold Delhaize	2,075	59,927	1.3%
Merck & Co., Inc.	828	59,927	1.3%
Citrix Systems, Inc.	517	59,473	1.3%
Texas Instruments, Inc.	311	59,019	1.3%
Anthem, Inc.	147	58,565	1.3%
Aristrocrat Leisure, Ltd.	1,843	58,565	1.3%
Procter & Gamble Co. (The)	424	57,203	1.3%
Partners Group Holding AG	37	56,749	1.3%
Capgemini SE	302	56,295	1.3%
Royal Dutch Shell PLC	31	56,295	1.3%
Constellation Software, Inc./Canada	39	55,841	1.2%
Enel SpA	5,623	55,387	1.2%
Fidelity National Information	363	54,025	1.2%
Amadeus IT Group SA	692	52,209	1.2%
Novo Nordisk A/S	654	51,755	1.2%
Taiwan Semiconductor Manufacturing	441	51,755	1.2%
S&P Global, Inc.	132	49,939	1.1%
JPMorgan Chase & Co.	299	49,031	1.1%
Activision Blizzard, Inc.	495	48,123	1.1%
Compass Group PLC	21	48,123	1.1%

46 | AB ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Security Description	Shares	Current Notional	Percent of Basket’s Value
Sony Group Corp.	470	$46,307	1.0%
Auto Trader Group PLC	57	45,853	1.0%
Visa, Inc.	202	45,853	1.0%
Philip Morris International, Inc.	466	44,945	1.0%
Wolters Kluwer NV	469	44,945	1.0%
Mastercard, Inc.	120	43,129	1.0%
Other Long	23,913	1,370,223	30.6%

See notes to financial statements.

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 47

STATEMENT OF ASSETS & LIABILITIES

May 31, 2021 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $45,085,454)	$47,982,810	(a)
Affiliated issuers (cost $31,758,730—including investment of cash collateral for securities loaned of $500,491)	31,955,328
Cash	4,467,678
Cash collateral due from broker	2,156,786
Foreign currencies, at value (cost $3,697,476)	3,730,522
Unrealized appreciation on forward currency exchange contracts	361,955
Receivable for capital stock sold	261,109
Receivable for investment securities sold and foreign currency transactions	225,819
Unaffiliated dividends and interest receivable	225,289
Unrealized appreciation on inflation swaps	146,808
Affiliated dividends receivable	106,231
Receivable for variation margin on centrally cleared swaps	32,796
Unrealized appreciation on total return swaps	22,140
Receivable for terminated total return swaps	18,846
Receivable for variation margin on futures	18,762

Total assets	91,712,879

Liabilities
Cash collateral due to broker	920,000
Payable for collateral received on securities loaned	500,491
Unrealized depreciation on forward currency exchange contracts	411,737
Payable for investment securities purchased and foreign currency transactions	321,645
Unrealized depreciation on total return swaps	28,640
Payable for capital stock redeemed	24,419
Directors’ fees payable	4,541
Distribution fee payable	2,043
Transfer Agent fee payable	1,463
Advisory fee payable	535
Accrued expenses and other liabilities	138,447

Total liabilities	2,353,961

Net Assets	$89,358,918

Composition of Net Assets
Capital stock, at par	$934
Additional paid-in capital	97,884,869
Accumulated loss	(8,526,885)

Net Assets	$89,358,918

(a)	Includes securities on loan with a value of $1,395,448 (see Note E).

See notes to financial statements.

48 | AB ALL MARKET INCOME PORTFOLIO	abfunds.com

STATEMENT OF ASSETS & LIABILITIES (Continued)

Net Asset Value Per Share—11 billion shares of capital stock authorized, $.0001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$8,090,473	846,359	$9.56	*

C	$566,492	59,220	$9.57

Advisor	$80,701,953	8,430,056	$9.57

*	The maximum offering price per share for Class A shares was $9.98 which reflects a sales charge of 4.25%.

See notes to financial statements.

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 49

STATEMENT OF OPERATIONS

Six Months Ended May 31, 2021 (unaudited)

Investment Income
Dividends
Affiliated issuers	$1,030,523
Unaffiliated issuers	805,771
Interest (net of foreign taxes withheld of $1,745)	111,903
Securities lending income	7,282	$1,955,479

Expenses
Advisory fee (see Note B)	251,810
Distribution fee—Class A	9,347
Distribution fee—Class C	3,285
Transfer agency—Class A	1,596
Transfer agency—Class C	155
Transfer agency—Advisor Class	17,724
Custody and accounting	91,543
Audit and tax	53,360
Administrative	44,606
Registration fees	28,094
Legal	17,535
Printing	15,889
Directors’ fees	9,536
Miscellaneous	18,376

Total expenses	562,856
Less: expenses waived and reimbursed by the Adviser (see Notes B & E)	(298,743)

Net expenses		264,113

Net investment income		1,691,366

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Affiliated Underlying Portfolios		(625,521)
Investment transactions(a)		5,205,487
Forward currency exchange contracts		88,261
Futures		(800,188)
Options written		144,376
Swaps		(36,815)
Foreign currency transactions		172,119
Net change in unrealized appreciation/depreciation of:
Affiliated Underlying Portfolios		1,315,786
Investments(b)		(301,347)
Forward currency exchange contracts		(65,447)
Futures		222,660
Swaps		(391,446)
Foreign currency denominated assets and liabilities		(18,033)

Net gain on investment and foreign currency transactions		4,909,892

Net Increase in Net Assets from Operations		$6,601,258

(a)	Net of foreign capital gains taxes of $849.

(b)	Net of decrease in accrued foreign capital gains taxes of $137.

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended May 31, 2021 (unaudited)	Year Ended November 30, 2020
Increase (Decrease) in Net Assets from Operations
Net investment income	$1,691,366	$2,976,616
Net realized gain (loss) on investment and foreign currency transactions	4,147,719	(10,802,418)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	762,173	1,339,194

Net increase (decrease) in net assets from operations	6,601,258	(6,486,608)
Distributions to Shareholders
Class A	(149,288)	(286,500)
Class C	(10,157)	(33,929)
Advisor Class	(1,764,149)	(4,028,729)
Capital Stock Transactions
Net decrease	(9,570,632)	(3,051,229)

Total decrease	(4,892,968)	(13,886,995)
Net Assets
Beginning of period	94,251,886	108,138,881

End of period	$89,358,918	$94,251,886

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

May 31, 2021 (unaudited)

NOTE A

Significant Accounting Policies

AB Cap Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company, which is a Maryland corporation, operates as a series company comprised of 13 portfolios currently in operation. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB All Market Income Portfolio (the “Fund”), a diversified portfolio. The Fund has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class Z, Class T, Class 1 and Class 2 shares. Class B, Class R, Class K, Class I, Class Z, Class T, Class 1 and Class 2 shares have not been issued. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Effective May 31, 2021, Class C shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Prior to May 31, 2021, Class C shares automatically converted to Class A shares ten years after the end of the calendar month of purchase. Advisor Class shares are sold without any initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All eleven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Directors (the “Board”).

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NOTES TO FINANCIAL STATEMENTS (continued)

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this

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NOTES TO FINANCIAL STATEMENTS (continued)

determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and

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NOTES TO FINANCIAL STATEMENTS (continued)

other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively, the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option depends upon the contractual terms of, and specific risks inherent in, the option as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options generally will be classified as Level 2. For options that do not trade on an exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

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NOTES TO FINANCIAL STATEMENTS (continued)

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of May 31, 2021:

Investments in Securities:	Level 1		Level 2		Level 3			Total
Assets:
Common Stocks:
Information Technology	$6,230,795		$677,350		$	– 0	–	$6,908,145
Financials	3,407,298		2,030,911			– 0	–	5,438,209
Consumer Discretionary	3,176,101		1,524,258			– 0	–	4,700,359
Health Care	3,250,555		917,919			– 0	–	4,168,474
Industrials	1,893,538		1,543,725			– 0	–	3,437,263
Communication Services	1,763,030		688,204			– 0	–	2,451,234
Materials	1,009,715		1,028,366			– 0	–	2,038,081
Consumer Staples	775,188		518,427			– 0	–	1,293,615
Utilities	496,964		620,566			– 0	–	1,117,530
Real Estate	785,198		60,617			– 0	–	845,815
Energy	512,520		267,226			– 0	–	779,746
Investment Companies	16,102,146		– 0	–		– 0	–	16,102,146
Preferred Stocks	6,724,735		– 0	–		– 0	–	6,724,735
Emerging Markets – Sovereigns	– 0	–	2,520,834			– 0	–	2,520,834
Options Purchased – Puts	– 0	–	902,898			– 0	–	902,898
Governments – Treasuries	– 0	–	628,844			– 0	–	628,844
Emerging Markets – Treasuries	– 0	–	320,112			– 0	–	320,112
Quasi-Sovereigns	– 0	–	135,228			– 0	–	135,228
Short-Term Investments:
Investment Companies	16,924,451		– 0	–		– 0	–	16,924,451
U.S. Treasury Bills	– 0	–	1,999,928			– 0	–	1,999,928
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	500,491		– 0	–		– 0	–	500,491

Total Investments in Securities	63,552,725		16,385,413			– 0	–	79,938,138
Other Financial Instruments(a):
Assets:
Futures	188,858		55,316			– 0	–	244,174	(b)
Forward Currency Exchange Contracts	– 0	–	361,955			– 0	–	361,955
Centrally Cleared Credit Default Swaps	– 0	–	2,042,206			– 0	–	2,042,206	(b)
Centrally Cleared Interest Rate Swaps	– 0	–	171,293			– 0	–	171,293	(b)
Inflation (CPI) Swaps	– 0	–	146,808			– 0	–	146,808
Total Return Swaps	– 0	–	22,140			– 0	–	22,140
Liabilities:
Futures	(116,744)		(59,446)			– 0	–	(176,190	)(b)
Forward Currency Exchange Contracts	– 0	–	(411,737)			– 0	–	(411,737)
Centrally Cleared Interest Rate Swaps	– 0	–	(449,184)			– 0	–	(449,184	)(b)
Total Return Swaps	– 0	–	(28,640)			– 0	–	(28,640)

Total	$63,624,839		$18,236,124		$	– 0	–	$81,860,963

(a)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

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NOTES TO FINANCIAL STATEMENTS (continued)

(b)

Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily.

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NOTES TO FINANCIAL STATEMENTS (continued)

Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income. The Fund accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, .45% for the next $2.5 billion and .40% in excess of $5 billion, of the Fund’s average daily net assets. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses (excluding acquired fund fees and expenses, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs) on an annual basis (the “Expense Caps”) to ..99%, 1.74% and .74% of daily average net assets for Class A, Class C, and Advisor Class shares, respectively. For the six months ended May 31, 2021, such reimbursements/waivers amounted to $166,753. The Expense Caps may not be terminated by the Adviser before February 28, 2022. Any fees waived and expenses borne by the Adviser through May 10, 2016 are subject to repayment by the Fund until the end of the third fiscal year after the fiscal period in which the fee were waived or the expense were borne; such waivers that are subject to repayment amounted to $192,023 for the

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NOTES TO FINANCIAL STATEMENTS (continued)

year ended November 30, 2016. In any case, no reimbursement payment will be made that would cause the Fund’s total annual fund operating expenses to exceed the Expense Caps’ net fee percentages set forth above.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended May 31, 2021, the Adviser voluntarily agreed to waive such fees in the amount of $44,606.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $10,426 for the six months ended May 31, 2021.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $154 from the sale of Class A shares and received $16 and $0 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the six months ended May 31, 2021.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2022. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the six months ended May 31, 2021, such waiver amounted to $4,004.

The Fund currently invests in AB High Income Fund, Inc. (“ABHI”), an open-end management investment company managed by the Adviser. The Adviser has contractually agreed to waive its management fees and/or bear Fund expenses through February 28, 2022 in an amount equal to the Fund’s proportionate share of all advisory fees and other expenses of ABHI that are indirectly borne by the Fund. For the six months ended May 31, 2021, such waiver amounted to $83,371.

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NOTES TO FINANCIAL STATEMENTS (continued)

A summary of the Fund’s transactions in AB mutual funds for the six months ended May 31, 2021 is as follows:

											Distributions
Fund	Market Value 11/30/20 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Realized Gain (Loss) (000)			Change in Unrealized Appr./ (Depr.) (000)			Market Value 5/31/21 (000)	Dividend Income (000)		Realized Gains (000)
Government Money Market Portfolio	$13,316	$69,114	$65,505	$	– 0	–	$	– 0	–	$16,925	$1		$	– 0	–
AB High Income Fund, Inc.	35,037	1,582	22,779		(626)			1,316		14,530	1,030			– 0	–
Government Money Market Portfolio*	537	4,402	4,439		– 0	–		– 0	–	500	0	**		– 0	–

Total					$(626)			$1,316		$31,955	$1,031		$	– 0	–

*	Investments of cash collateral for securities lending transactions (see Note E).

**	Amount is less than $500.

During the second quarter of 2018, AXA S.A. (“AXA”), a French holding company for the AXA Group, completed the sale of a minority stake in its subsidiary, AXA Equitable Holdings, Inc. (now named Equitable Holdings, Inc.) (“Equitable”), through an initial public offering. Equitable is the holding company for a diverse group of financial services companies, including an approximate 65% economic interest in the Adviser and a 100% interest in AllianceBernstein Corporation, the general partner of the Adviser. Since the initial sale, AXA has completed additional offerings (and related transactions). As a result, as of May 20, 2021, AXA no longer owns shares of Equitable.

Sales that were completed on November 13, 2019 resulted in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and may have been deemed to have been an “assignment” causing a termination of the Fund’s investment advisory and administration agreements. In order to ensure that investment advisory and administration services could continue uninterrupted in the event of a Change of Control Event, the Board previously approved new investment advisory and administration agreements with the Adviser, and shareholders of the Fund subsequently approved the new investment advisory agreement. These agreements became effective on November 13, 2019.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company

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NOTES TO FINANCIAL STATEMENTS (continued)

Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .25% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to Class C shares. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $2,678 for Class C shares. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended May 31, 2021 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$34,780,317		$58,304,412
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$5,270,276
Gross unrealized depreciation	(2,112,348)

Net unrealized appreciation	$3,157,928

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

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NOTES TO FINANCIAL STATEMENTS (continued)

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into futures, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

During the six months ended May 31, 2021, the Fund held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original

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NOTES TO FINANCIAL STATEMENTS (continued)

contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the six months ended May 31, 2021, the Fund held forward currency exchange contracts for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Fund may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. The Fund’s maximum payment for written put options equates to the number of shares multiplied by the strike price. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including

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brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

During the six months ended May 31, 2021, the Fund held written options for hedging and non-hedging purposes. During the six months ended May 31, 2021, the Fund held purchased options for hedging and non-hedging purposes.

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures, making direct investments in foreign currencies, as described below under “Currency Transactions” or in order to take a “long” or “short” position with respect to an underlying referenced asset described below under “Total Return Swaps”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated

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movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for OTC swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed

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rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the six months ended May 31, 2021, the Fund held interest rate swaps for hedging and non-hedging purposes.

Inflation (CPI) Swaps:

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of a Fund against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if there are unexpected inflation increases.

During the six months ended May 31, 2021, the Fund held inflation (CPI) swaps for hedging and non-hedging purposes.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon

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rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation. In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same referenced obligations with the same counterparty.

Credit default swaps may involve greater risks than if a Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the six months ended May 31, 2021, the Fund held credit default swaps for hedging and non-hedging purposes.

Total Return Swaps:

The Fund may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying referenced asset. The

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Fund is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty.

During the six months ended May 31, 2021, the Fund held total return swaps for hedging and non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

During the six months ended May 31, 2021, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on futures	$34,203	*

Equity contracts	Receivable/Payable for variation margin on futures	209,971	*	Receivable/Payable for variation margin on futures	$176,190	*

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	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value

Credit contracts	Receivable/Payable for variation margin on centrally cleared swaps	$183,361	*

Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	171,304	*	Receivable/Payable for variation margin on centrally cleared swaps	$449,201	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	361,955		Unrealized depreciation on forward currency exchange contracts	411,737

Equity contracts	Investments in securities, at value	902,898

Interest rate contracts	Unrealized appreciation on inflation swaps	146,808

Equity contracts	Unrealized appreciation on total return swaps	22,140		Unrealized depreciation on total return swaps	28,640

Total		$2,032,640			$1,065,768

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(174,767)	$30,925
Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	(625,421)	191,735

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Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	$88,261	$(65,447)
Credit contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(4,742)	– 0	–

Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	134,669	(493,268)

Credit contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	4,347	– 0	–

Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	140,029	– 0	–

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	257,510	(477,065)

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	17,460	45,537

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Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)

Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$(311,785)	$40,082

Total		$(474,439)	$(727,501)

The following table represents the average monthly volume of the Fund’s derivative transactions during the six months ended May 31, 2021:

Futures:
Average notional amount of buy contracts	$17,053,171
Average notional amount of sale contracts	$6,875,423
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$15,401,741
Average principal amount of sale contracts	$16,520,416
Purchased Options:
Average notional amount	$31,372,130	(a)
Options Written:
Average notional amount	$9,589,668	(a)
Inflation Swaps:
Average notional amount	$9,310,000
Centrally Cleared Interest Rate Swaps:
Average notional amount	$21,805,131
Centrally Cleared Credit Default Swaps:
Average notional amount of sale contracts	$6,482,097	(b)
Total Return Swaps:
Average notional amount	$11,574,165

(a)	Positions were open for four months during the period.

(b)	Positions were open for three months during the period.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of May 31, 2021. Exchange-traded derivatives

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and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset		Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivative Assets
Bank of America, NA	$299,475	$(347)		$	– 0	–	$	– 0	–	$299,128
Barclays Bank PLC	28,183	(12,180)			– 0	–		– 0	–	16,003
BNP Paribas SA	12,163	(5,236)			– 0	–		– 0	–	6,927
Citibank, NA	51,500	(20,427)			(20,000)			– 0	–	11,073
Deutsche Bank AG	22,971	(22,971)			– 0	–		– 0	–	– 0	–
Goldman Sachs International	50,693	(50,693)			– 0	–		– 0	–	– 0	–
HSBC Bank USA	8,051	– 0	–		– 0	–		– 0	–	8,051
JPMorgan Chase Bank, NA	9,630	– 0	–		– 0	–		– 0	–	9,630
Morgan Stanley Capital Services LLC/Morgan Stanley Capital Services, Inc.	39,221	(28,640)			– 0	–		– 0	–	10,581
Standard Chartered Bank	26,025	(13,067)			– 0	–		– 0	–	12,958
State Street Bank & Trust Co.	124,588	(124,588)			– 0	–		– 0	–	– 0	–
UBS AG	761,301	– 0	–		(761,301)			– 0	–	– 0	–

Total	$1,433,801	$(278,149)			$(781,301)		$	– 0	–	$374,351	^

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset		Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivative Liabilities
Bank of America, NA	$347	$(347)		$	– 0	–	$	– 0	–	$ – 0	–
Barclays Bank PLC	12,180	(12,180)			– 0	–		– 0	–	– 0	–
BNP Paribas SA	5,236	(5,236)			– 0	–		– 0	–	– 0	–
Citibank, NA	20,427	(20,427)			– 0	–		– 0	–	– 0	–
Deutsche Bank AG	94,074	(22,971)			– 0	–		– 0	–	71,103
Goldman Sachs International	76,538	(50,693)			– 0	–		– 0	–	25,845
Morgan Stanley Capital Services LLC/Morgan Stanley Capital Services, Inc.	28,640	(28,640)			– 0	–		– 0	–	– 0	–
Natwest Markets PLC	15,475	– 0	–		– 0	–		– 0	–	15,475
Standard Chartered Bank	13,067	(13,067)			– 0	–		– 0	–	– 0	–
State Street Bank & Trust Co.	174,393	(124,588)			– 0	–		– 0	–	49,805

Total	$440,377	$(278,149)		$	– 0	–	$	– 0	–	$162,228^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

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2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Fund cannot sell or repledge any non-cash collateral, such collateral will not be reflected in the portfolio of investments. If a loan is collateralized by cash, the Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. If the Fund receives non-cash collateral, the Fund will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distributions from the securities; however, these distributions will not be afforded the same preferential tax treatment as qualified dividends. The Fund will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle,

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in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. The collateral will be adjusted the next business day to maintain the required collateral amount. The amounts of securities lending income from the borrowers and Government Money Market Portfolio are reflected in the statement of operations. When the Fund earns net securities lending income from Government Money Market Portfolio, the income is inclusive of a rebate expense paid to the borrower. In connection with the cash collateral investment by the Fund in Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Fund’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.

A summary of the Fund’s transactions surrounding securities lending for the six months ended May 31, 2021 is as follows:

Market Value of Securities on Loan*	Cash Collateral*	Market Value of Non-Cash Collateral*	Income from Borrowers	Government Money Market Portfolio
				Income Earned	Advisory Fee Waived
$1,395,448	$500,491	$944,788	$7,248	$34	$9

*As	of May 31, 2021.

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NOTE F

Capital Stock

Each class consists of 1,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Six Months Ended May 31, 2021 (unaudited)	Year Ended November 30, 2020	Six Months Ended May 31, 2021 (unaudited)	Year Ended November 30, 2020

Class A
Shares sold	134,074	58,049	$1,248,046	$571,095

Shares issued in reinvestment of dividends and distributions	14,519	28,692	136,098	252,993

Shares redeemed	(31,193)	(108,278)	(292,482)	(897,189)

Net increase (decrease)	117,400	(21,537)	$1,091,662	$(73,101)

Class C
Shares sold	312	26,776	$2,945	$264,853

Shares issued in reinvestment of dividends and distributions	777	2,432	7,282	21,460

Shares redeemed	(34,849)	(47,404)	(325,378)	(424,605)

Net decrease	(33,760)	(18,196)	$(315,151)	$(138,292)

Advisor Class
Shares sold	1,125,375	3,743,456	$10,561,567	$33,372,624

Shares issued in reinvestment of dividends and distributions	142,339	361,269	1,335,892	3,192,212

Shares redeemed	(2,374,359)	(4,566,651)	(22,244,602)	(39,404,672)

Net decrease	(1,106,645)	(461,926)	$(10,347,143)	$(2,839,836)

NOTE G

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market.

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its

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obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

High Yield Debt Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

Interest Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. The current historically low interest rate environment heightens the risks associated with rising interest rates.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid,

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NOTES TO FINANCIAL STATEMENTS (continued)

difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Short Sale Risk—Short sales involve the risk that the Fund will incur a loss by subsequently buying a security at a higher price than the price at which it sold the security. The amount of such loss is theoretically unlimited, as it will be based on the increase in value of the security sold short. In contrast, the risk of loss from a long position is limited to the Fund’s investment in the security, because the price of the security cannot fall below zero. The Fund may not always be able to close out a short position on favorable terms.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Illiquid Investments Risk—Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes and large positions. Foreign fixed-income securities may have more illiquid investments risk because secondary trading markets for these securities may be smaller and less well developed and the securities may trade less frequently. Illiquid investments risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally go down.

Investment in Other Investment Companies Risk—As with other investments, investments in other investment companies are subject to market and selection risk. In addition, shareholders of the Fund bear both their proportionate share of expenses in the Fund (including management fees) and, indirectly, the expenses of the investment companies in which the Fund invests (to the extent these expenses are not waived or reimbursed by the Adviser).

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NOTES TO FINANCIAL STATEMENTS (continued)

LIBOR Transition and Associated Risk—A Fund may invest in debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. The United Kingdom Financial Conduct Authority, which regulates LIBOR, will cease publishing certain LIBOR benchmarks at the end of 2021. Although certain LIBOR rates are intended to be published until June 2023, banks are strongly encouraged to cease entering into agreements with counterparties referencing LIBOR by the end of 2021. Although financial regulators and industry working groups have suggested alternative reference rates, such as the European Interbank Offer Rate, the Sterling Overnight Interbank Average Rate and the Secured Overnight Financing Rate, global consensus on alternative rates is lacking and the process for amending existing contracts or instruments to transition away from LIBOR is underway but remains incomplete. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect a Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting a Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

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NOTES TO FINANCIAL STATEMENTS (continued)

Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended May 31, 2021.

NOTE I

Distributions to Shareholders

The tax character of distributions to be paid for the year ending November 30, 2021 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended November 30, 2020 and November 30, 2019 were as follows:

	2020	2019
Distributions paid from:
Ordinary income	$4,349,158	$4,729,768

Total taxable distributions	$4,349,158	$4,729,768

As of November 30, 2020, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$103,261
Accumulated capital and other losses	(12,071,054	)(a)
Unrealized appreciation/(depreciation)	(1,222,257	)(b)

Total accumulated earnings/(deficit)	$(13,190,050	)(c)

(a)	As of November 30, 2020, the Fund had a net capital loss carryforward of $12,066,410. As of November 30, 2020, the cumulative deferred loss on straddles was $4,644.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains/losses on certain derivative instruments, the tax treatment of passive foreign investment companies (PFICs), the tax treatment of swaps, and the tax deferral of losses on wash sales.

(c)

The differences between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to the accrual of foreign capital gains tax and the tax treatment of defaulted securities.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of November 30, 2020,

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NOTES TO FINANCIAL STATEMENTS (continued)

the Fund had a net short-term capital loss carryforward of $7,951,278 and a net long-term capital loss carryforward of $4,115,132, which may be carried forward for an indefinite period.

NOTE J

Recent Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2020-04, “Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting.” ASU 2020-04 provides optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates. ASU 2020-04 is effective as of March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04.

NOTE K

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Six Months Ended May 31, 2021 (unaudited)	Year Ended November 30,
2020	2019	2018	2017	2016

Net asset value, beginning of period	$ 9.09	$ 9.94	$ 9.30	$ 10.43	$ 9.90	$ 9.75

Income From Investment Operations

Net investment income(a)(b)	.16	.26	.33	.48	.45	.39

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.50	(.73)	.74	(.95)	.72	.37

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.66	(.47)	1.07	(.47)	1.17	.76

Less: Dividends and Distributions

Dividends from net investment income	(.19)	(.38)	(.43)	(.45)	(.64)	(.52)

Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.21)	– 0	–	(.09)

Total dividends and distributions	(.19)	(.38)	(.43)	(.66)	(.64)	(.61)

Net asset value, end of period	$ 9.56	$ 9.09	$ 9.94	$ 9.30	$ 10.43	$ 9.90

Total Return

Total investment return based on net asset value(d)	7.40%	(4.51)%	11.77%	(4.80)%	12.30%	8.20%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$8,090	$6,624	$7,463	$5,590	$5,247	$399

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)‡	.80	%^	.76%	.78%	.74%	.76%	.78%

Expenses, before waivers/reimbursements(e)‡	1.46	%^	1.37%	1.41%	1.37%	1.80%	3.91%

Net investment income(b)	3.49	%^	2.87%	3.43%	4.85%	4.39%	4.04%

Portfolio turnover rate	47%	105%	77%	74%	69%	94%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.19	%^	.24%	.24%	.26%	.23%	.22%

See footnote summary on page 84.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Six Months Ended May 31, 2021 (unaudited)	Year Ended November 30,
2020	2019	2018	2017	2016

Net asset value, beginning of period	$ 9.09	$ 9.94	$ 9.30	$ 10.44	$ 9.90	$ 9.75

Income From Investment Operations

Net investment income(a)(b)	.13	.19	.25	.40	.37	.33

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.50	(.73)	.75	(.95)	.73	.36

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.63	(.54)	1.00	(.55)	1.10	.69

Less: Dividends and Distributions

Dividends from net investment income	(.15)	(.31)	(.36)	(.38)	(.56)	(.45)

Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.21)	– 0	–	(.09)

Total dividends and distributions	(.15)	(.31)	(.36)	(.59)	(.56)	(.54)

Net asset value, end of period	$ 9.57	$ 9.09	$ 9.94	$ 9.30	$ 10.44	$ 9.90

Total Return

Total investment return based on net asset value(d)	6.93%	(5.25)%	10.98%	(5.57	)%(f)	11.42%	7.42%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$566	$845	$1,105	$704	$426	$102

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)‡	1.55	%^	1.51%	1.53%	1.49%	1.52%	1.54%

Expenses, before waivers/reimbursements(e)‡	2.20	%^	2.12%	2.16%	2.13%	2.65%	4.70%

Net investment income(b)	2.71	%^	2.15%	2.65%	4.11%	3.63%	3.35%

Portfolio turnover rate	47%	105%	77%	74%	69%	94%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.19	%^	.24%	.24%	.26%	.23%	.22%

See	footnote summary on page 84.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Six Months Ended May 31, 2021 (unaudited)	Year Ended November 30,
2020	2019	2018	2017	2016

Net asset value, beginning of period	$ 9.10	$ 9.96	$ 9.32	$ 10.45	$ 9.91	$ 9.75

Income From Investment Operations

Net investment income(a)(b)	.17	.28	.36	.50	.47	.50

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.50	(.73)	.73	(.95)	.73	.29

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.67	(.45)	1.09	(.45)	1.20	.79

Less: Dividends and Distributions

Dividends from net investment income	(.20)	(.41)	(.45)	(.47)	(.66)	(.54)

Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.21)	– 0	–	(.09)

Total dividends and distributions	(.20)	(.41)	(.45)	(.68)	(.66)	(.63)

Net asset value, end of period	$ 9.57	$ 9.10	$ 9.96	$ 9.32	$ 10.45	$ 9.91

Total Return

Total investment return based on net asset value(d)	7.52%	(4.35)%	12.03%	(4.56)%	12.53%	8.51%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$80,703	$86,783	$99,571	$97,826	$89,667	$19,926

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)‡	.55	%^	.51%	.53%	.49%	.52%	.53%

Expenses, before waivers/reimbursements(e)‡	1.20	%^	1.12%	1.15%	1.12%	1.61%	3.40%

Net investment income(b)	3.72	%^	3.12%	3.77%	5.09%	4.64%	5.08%

Portfolio turnover rate	47%	105%	77%	74%	69%	94%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.19	%^	.24%	.24%	.26%	.23%	.22%

See	footnote summary on page 84.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)

In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for the period shown below, such waiver amounted to:

	Six Months Ended May 31, 2021		Year Ended November 30,
			2020	2019	2018	2017	2016
Class A	.19	%^	.23%	.21%	.25%	.22%	.21%
Class C	.19	%^	.23%	.21%	.25%	.22%	.20%
Advisor Class	.19	%^	.23%	.21%	.25%	.22%	.21%

(f)

The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.

^	Annualized.

See notes to financial statements.

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BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1) Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Onur Erzan, President and Chief Executive Officer	Nancy P. Jacklin(1) Jeanette W. Loeb(1) Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Morgan C. Harting(2), Vice President Daniel J. Loewy(2), Vice President Karen Watkin(2), Vice President Emilie D. Wrapp, Secretary Michael B. Reyes, Senior Analyst	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

1	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by its Multi-Asset Solutions Team. Messrs. Harting and Loewy and Ms. Watkin are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

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Operation and Effectiveness of the Fund’s Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Fund’s Board of Directors (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2021, which covered the period January 1, 2020 through December 31, 2020 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Fund’s LRMP is adequately designed, has been implemented as intended,

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and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP. During the Program Reporting Period, beginning in March 2020, all financial markets experienced extreme levels of price volatility and relative illiquidity resulting from the COVID-19 impacts on the global economy. This extreme relative illiquidity resulted in significantly wider bid-ask spreads to transact in securities, including many of those securities held by the Fund, and in a diminished depth of liquidity in most markets, to varying degrees. Nonetheless, there were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Cap Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB All Market Income Portfolio (the “Fund”) at a meeting held by video conference on August 4-5, 2020 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the underlying funds advised by the Adviser in which the Fund invests.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

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Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. The Adviser had not requested any reimbursements from the Fund since its inception in December 2014. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2018 and 2019 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors noted that the Fund was not profitable to the Adviser in the periods reviewed.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the underlying funds advised by the Adviser in which the Fund invests, including, but not limited to, benefits

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relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Fund’s unprofitability to the Adviser would be exacerbated without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3- and 5-year periods ended May 31, 2020 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, and their discussion with the Adviser of the reasons for the Fund’s underperformance in the periods reviewed, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Analyst and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any

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sub-advised funds utilizing investment strategies similar to the those of the Fund, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors previously discussed these matters with an independent fee consultant.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors noted that the Fund invests in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the Investment Company Act of 1940 as these may be varied as a result of exemptive orders issued by the SEC. The directors also noted that ETFs pay advisory fees pursuant to their advisory contracts, and that the Adviser had provided, and they had reviewed, information about the expense ratios of the relevant ETFs. The directors concluded, based on the Adviser’s explanation of how it uses ETFs when they are the most cost-effective way to obtain desired exposures, in some cases pending purchases of underlying securities, that the advisory fee for the Fund is for services that are in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year and the directors considered the Adviser’s expense cap for the Fund. The directors noted that it was likely that the

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 91

expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that the Fund’s expense ratio was above the peer group median. After reviewing and discussing the Adviser’s explanations of the reasons for this, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also previously discussed economies of scale with an independent fee consultant. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

92 | AB ALL MARKET INCOME PORTFOLIO	abfunds.com

This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

CORE

Global Core Equity Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

GROWTH

Concentrated International Growth Portfolio

Sustainable International Thematic Fund

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

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Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

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High Yield Portfolio1

Income Fund

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Short Duration Portfolio

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Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

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Select US Long/Short Portfolio

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Conservative Wealth Strategy

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Tax-Managed All Market Income Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1	Prior to April 30, 2021, High Yield Portfolio was named FlexFee High Yield Portfolio.

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 93

NOTES

94 | AB ALL MARKET INCOME PORTFOLIO	abfunds.com

NOTES

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 95

NOTES

96 | AB ALL MARKET INCOME PORTFOLIO	abfunds.com

AB ALL MARKET INCOME PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

AMI-0152-0521

MAY    05.31.21

SEMI-ANNUAL REPORT

AB SMALL CAP VALUE PORTFOLIO

As of January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, the Fund’s annual and semi-annual shareholder reports are no longer sent by mail, unless you specifically requested paper copies of the reports. Instead, the reports are made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call the Fund at (800) 221 5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We’re pleased to provide this report for the AB Small Cap Value Portfolio (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

At AB, we’re striving to help our clients achieve better outcomes by:

+	Fostering diverse perspectives that give us a distinctive approach to navigating global capital markets

+	Applying differentiated investment insights through a connected global research network

+	Embracing innovation to design better ways to invest and leading-edge mutual-fund solutions

Whether you’re an individual investor or a multibillion-dollar institution, we’re putting our knowledge and experience to work for you every day.

For more information about AB’s comprehensive range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in AB mutual funds—and for placing your trust in our firm.

Sincerely,

Onur Erzan

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB SMALL CAP VALUE PORTFOLIO | 1

SEMI-ANNUAL REPORT

July 12, 2021

This report provides management’s discussion of fund performance for the AB Small Cap Value Portfolio for the semi-annual reporting period ended May 31, 2021.

The Fund’s investment objective is to seek long-term growth of capital.

NAV RETURNS AS OF MAY 31, 2021 (unaudited)

	6 Months	12 Months

AB SMALL CAP VALUE PORTFOLIO

Class A Shares	46.33%	87.76%

Class C Shares	45.68%	86.33%

Advisor Class Shares[1]	46.44%	88.08%

Russell 2000 Value Index	37.56%	79.38%

1

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared with its benchmark, the Russell 2000 Value Index, for the six- and 12-month periods ended May 31, 2021.

During the six-month period, all share classes outperformed the benchmark, before sales charges. Overall security selection contributed most, relative to the benchmark, primarily within the industrials and financials sectors, while selection within energy and consumer staples detracted. Sector selection also contributed, led by an overweight to consumer discretionary and an underweight to health care. An overweight to industrials and an underweight to communication services detracted from overall performance.

During the 12-month period, all share classes outperformed the benchmark, before sales charges. Security selection contributed, led by selection within the industrials and financials sectors, while selection within consumer discretionary and energy detracted. Sector selection was also positive, as losses from overweights to technology and industrials were offset by an overweight to consumer discretionary and an underweight to utilities.

The Fund did not utilize derivatives during the six- or 12-month periods.

2 | AB SMALL CAP VALUE PORTFOLIO	abfunds.com

MARKET REVIEW AND INVESTMENT STRATEGY

Global equities reached post-pandemic highs, recording strong double-digit returns for the six-month period ended May 31, 2021. Global economies continued to rebound from record GDP contractions, supported by extensive monetary and fiscal stimulus from central banks and governments. Massive US stimulus under the Biden administration, the acceleration of worldwide vaccine distribution and easing restrictions further supported the global economic recovery. Toward the end of the period, markets became more volatile as inflationary fears precipitated a rise in longer-term interest rates, which pressured the valuations of many market-leading growth stocks and boosted a rotation into cyclical and value-oriented shares. Despite concern around a potentially overstimulated economy, inflation data remained muted and yields fell back, easing the rotation toward value stocks and dampening volatility. Small-cap stocks outperformed large-cap stocks on a relative basis, and intervals of market rotation led value-style stocks to substantially outperform their growth-style peers.

The Fund’s Senior Investment Management Team (the “Team”) seeks to invest opportunistically in what it considers to be undervalued companies with solid fundamentals and attractive long-term earnings prospects. The Fund’s emphasis continues to be at the stock-specific level, as the Team looks for companies that offer compelling valuation, strong free cash flow and significant company-level catalysts.

INVESTMENT POLICIES

The Fund invests primarily in a portfolio of equity securities of small-capitalization US companies. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of small-capitalization companies. For purposes of this policy, small-capitalization companies are those that, at the time of investment, fall within the capitalization range between the smallest company in the Russell 2000 Value Index and the greater of $2.5 billion or the largest company in the Russell 2000 Value Index.

The Fund invests in companies that are determined by the Adviser to be undervalued, using the Adviser’s fundamental value approach. In selecting securities for the Fund, the Adviser uses its fundamental and quantitative research to identify companies whose long-term earnings power is not reflected in the current market price of the securities.

The Adviser seeks to manage the overall portfolio volatility relative to the Russell 2000 Value Index by favoring promising securities that offer the best balance between return and targeted risk.

abfunds.com	AB SMALL CAP VALUE PORTFOLIO | 3

DISCLOSURES AND RISKS

Benchmark Disclosure

The Russell 2000® Value Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Russell 2000 Value Index represents the performance of small-cap value companies within the US. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market. It includes the risk that a particular style of investing, such as the Fund’s value approach, may underperform the market generally.

Capitalization Risk: Investments in small-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Industry/Sector Risk: Investments in a particular industry or group of related industries may have more risk because market or economic factors affecting that industry could have a significant effect on the value of the Fund’s investments.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the

4 | AB SMALL CAP VALUE PORTFOLIO	abfunds.com

DISCLOSURES AND RISKS (continued)

performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

All fees and expenses related to the operation of the Fund have been deducted. Net asset value (“NAV”) returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

abfunds.com	AB SMALL CAP VALUE PORTFOLIO | 5

HISTORICAL PERFORMANCE

AVERAGE ANNUAL RETURNS AS OF MAY 31, 2021 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	87.76%	79.71%

5 Years	13.30%	12.32%

Since Inception[1]	11.28%	10.54%

CLASS C SHARES

1 Year	86.33%	85.33%

5 Years	12.44%	12.44%

Since Inception[1]	10.44%	10.44%

ADVISOR CLASS SHARES[2]

1 Year	88.08%	88.08%

5 Years	13.57%	13.57%

Since Inception[1]	11.55%	11.55%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.21%, 1.97% and 0.96% for Class A, Class C and Advisor Class shares, respectively, gross of any fee waivers or expense reimbursements. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	Inception date: 12/3/2014.

2

This share class is offered at NAV to eligible investors and the SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

6 | AB SMALL CAP VALUE PORTFOLIO	abfunds.com

HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

JUNE 30, 2021 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	69.27%

5 Years	11.79%

Since Inception[1]	9.77%

CLASS C SHARES

1 Year	74.67%

5 Years	11.92%

Since Inception[1]	9.65%

ADVISOR CLASS SHARES[2]

1 Year	77.29%

5 Years	13.06%

Since Inception[1]	10.76%

1	Inception date: 12/3/2014.

2

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

abfunds.com	AB SMALL CAP VALUE PORTFOLIO | 7

EXPENSE EXAMPLE

(unaudited)

As a shareholder of a mutual fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8 | AB SMALL CAP VALUE PORTFOLIO	abfunds.com

EXPENSE EXAMPLE (continued)

	Beginning Account Value December 1, 2020	Ending Account Value May 31, 2021	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,463.30	$7.06	1.15%
Hypothetical**	$1,000	$1,019.20	$5.79	1.15%
Class C
Actual	$1,000	$1,456.80	$11.64	1.90%
Hypothetical**	$1,000	$1,015.46	$9.55	1.90%
Advisor Class
Actual	$1,000	$1,464.40	$5.53	0.90%
Hypothetical**	$1,000	$1,020.44	$4.53	0.90%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period), respectively.

**	Assumes 5% annual return before expenses.

abfunds.com	AB SMALL CAP VALUE PORTFOLIO | 9

PORTFOLIO SUMMARY

May 31, 2021 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $630.3

TEN LARGEST HOLDINGS2

Company	U.S. $ Value	Percent of Net Assets

MEDNAX, Inc.	$10,336,576	1.6%

Herman Miller, Inc.	9,883,128	1.6

Texas Capital Bancshares, Inc.	9,811,612	1.6

Herc Holdings, Inc.	9,743,344	1.5

Goodyear Tire & Rubber Co. (The)	9,726,417	1.5

Stifel Financial Corp.	9,549,555	1.5

BankUnited, Inc.	9,437,712	1.5

Carpenter Technology Corp.	9,317,900	1.5

KB Home	9,140,589	1.5

Sterling Bancorp/DE	8,984,873	1.4

	$95,931,706	15.2%

1	All data are as of May 31, 2021. The Fund’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

2	Long-term investments.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

10 | AB SMALL CAP VALUE PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS

May 31, 2021 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 97.6%
Financials – 24.2%
Banks – 16.2%
1st Source Corp.	120,326	$5,952,527
Associated Banc-Corp.	269,890	6,204,771
Bank of Marin Bancorp	91,382	3,080,487
Carter Bankshares, Inc.(a)	258,437	4,023,864
HarborOne Bancorp, Inc.	515,025	7,648,121
Heritage Financial Corp./WA	232,652	6,749,235
Independent Bank Group, Inc.	89,510	7,048,912
Pacific Premier Bancorp, Inc.	151,994	6,987,164
Sandy Spring Bancorp, Inc.	118,331	5,497,658
Sterling Bancorp/DE	337,270	8,984,873
Synovus Financial Corp.	180,945	8,888,018
Texas Capital Bancshares, Inc.(a)	142,445	9,811,612
TriCo Bancshares	135,443	6,494,492
Umpqua Holdings Corp.	340,694	6,500,442
Webster Financial Corp.	149,173	8,455,126

		102,327,302

Capital Markets – 2.5%
Moelis & Co.	112,918	6,062,568
Stifel Financial Corp.	137,840	9,549,555

		15,612,123

Insurance – 2.0%
Hanover Insurance Group, Inc. (The)	46,020	6,419,330
Selective Insurance Group, Inc.	78,982	5,944,975

		12,364,305

Thrifts & Mortgage Finance – 3.5%
BankUnited, Inc.	197,483	9,437,712
Premier Financial Corp.	142,540	4,347,470
WSFS Financial Corp.	159,923	8,509,503

		22,294,685

		152,598,415

Industrials – 21.0%
Aerospace & Defense – 0.5%
AAR Corp.(a)	71,048	2,966,254

Airlines – 1.1%
SkyWest, Inc.(a)	146,581	7,186,866

Building Products – 1.2%
Masonite International Corp.(a)	62,873	7,516,467

Commercial Services & Supplies – 2.3%
Herman Miller, Inc.	206,760	9,883,128
Viad Corp.(a)	108,050	4,769,327

		14,652,455

abfunds.com	AB SMALL CAP VALUE PORTFOLIO | 11

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Construction & Engineering – 0.9%
BrightView Holdings, Inc.(a)	325,810	$5,652,803

Electrical Equipment – 1.2%
Regal Beloit Corp.	51,560	7,333,379

Machinery – 8.1%
Blue Bird Corp.(a)	316,210	8,272,054
Crane Co.	55,702	5,318,984
Kennametal, Inc.	106,232	3,984,762
Manitowoc Co., Inc. (The)(a)	209,182	5,401,079
REV Group, Inc.(a)	271,740	5,086,973
Shyft Group, Inc. (The)	222,670	8,679,677
Terex Corp.	166,450	8,716,986
Welbilt, Inc.(a)	230,877	5,704,971

		51,165,486

Professional Services – 1.2%
Korn Ferry	117,340	7,675,209

Road & Rail – 1.1%
ArcBest Corp.	92,840	7,226,666

Trading Companies & Distributors – 3.4%
GATX Corp.	63,900	6,304,374
Herc Holdings, Inc.(a)	84,710	9,743,344
MRC Global, Inc.(a)	481,836	5,174,919

		21,222,637

		132,598,222

Consumer Discretionary – 21.0%
Auto Components – 2.6%
Dana, Inc.	252,026	6,837,465
Goodyear Tire & Rubber Co. (The)(a)	490,490	9,726,417

		16,563,882

Diversified Consumer Services – 2.6%
Hillenbrand, Inc.	136,800	6,238,080
Houghton Mifflin Harcourt Co.(a)	669,285	6,652,693
Regis Corp.(a)(b)	378,962	3,463,712

		16,354,485

Hotels, Restaurants & Leisure – 5.9%
Dine Brands Global, Inc.(a)	75,030	7,124,099
Hilton Grand Vacations, Inc.(a)	191,160	8,741,747
Papa John’s International, Inc.	63,891	6,002,559
Ruth’s Hospitality Group, Inc.(a)	299,999	7,241,976
Scientific Games Corp./DE – Class A(a)	108,650	7,881,471

		36,991,852

12 | AB SMALL CAP VALUE PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Household Durables – 2.8%
KB Home	195,270	$9,140,589
Taylor Morrison Home Corp. – Class A(a)	280,708	8,314,571

		17,455,160

Leisure Products – 0.6%
Malibu Boats, Inc.(a)	51,677	4,052,510

Specialty Retail – 3.0%
Foot Locker, Inc.	122,290	7,739,734
Genesco, Inc.(a)	58,324	3,207,820
Sally Beauty Holdings, Inc.(a)	349,080	7,613,435

		18,560,989

Textiles, Apparel & Luxury Goods – 3.5%
Kontoor Brands, Inc.(b)	138,010	8,835,400
Oxford Industries, Inc.	81,885	7,840,489
Steven Madden Ltd.	133,140	5,511,996

		22,187,885

		132,166,763

Materials – 8.4%
Chemicals – 4.9%
AdvanSix, Inc.(a)	169,630	5,370,486
GCP Applied Technologies, Inc.(a)	162,056	3,950,925
HB Fuller Co.	87,210	6,027,955
Innospec, Inc.	34,302	3,468,275
Orion Engineered Carbons SA(a)	328,444	6,647,707
Trinseo SA	83,474	5,420,802

		30,886,150

Metals & Mining – 3.5%
Carpenter Technology Corp.	194,447	9,317,900
Commercial Metals Co.	259,570	8,168,668
Schnitzer Steel Industries, Inc. – Class A	78,130	4,256,522

		21,743,090

		52,629,240

Information Technology – 5.7%
Communications Equipment – 0.6%
Casa Systems, Inc.(a)	462,273	4,012,530

Electronic Equipment, Instruments & Components – 1.0%
Belden, Inc.	118,582	6,000,249

IT Services – 0.7%
Unisys Corp.(a)	164,967	4,241,302

Semiconductors & Semiconductor Equipment – 1.6%
Kulicke & Soffa Industries, Inc.	97,270	5,048,313
MagnaChip Semiconductor Corp.(a)(b)	215,998	5,119,153

		10,167,466

abfunds.com	AB SMALL CAP VALUE PORTFOLIO | 13

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Software – 1.2%
A10 Networks, Inc.(a)	337,900	$3,287,767
CommVault Systems, Inc.(a)	56,842	4,329,655

		7,617,422

Technology Hardware, Storage & Peripherals – 0.6%
NCR Corp.(a)	84,287	4,062,633

		36,101,602

Real Estate – 5.5%
Equity Real Estate Investment Trusts (REITs) – 5.5%
Armada Hoffler Properties, Inc.	184,828	2,452,668
Cousins Properties, Inc.	122,583	4,546,603
Independence Realty Trust, Inc.	371,659	6,347,936
National Storage Affiliates Trust	114,500	5,278,450
Physicians Realty Trust	260,806	4,728,413
RLJ Lodging Trust	350,000	5,379,500
STAG Industrial, Inc.(b)	163,695	5,845,548

		34,579,118

Energy – 4.2%
Energy Equipment & Services – 2.4%
Cactus, Inc. – Class A	214,930	7,531,147
Dril-Quip, Inc.(a)	131,150	4,397,460
Helix Energy Solutions Group, Inc.(a)	538,512	2,816,418

		14,745,025

Oil, Gas & Consumable Fuels – 1.8%
Cimarex Energy Co.	81,810	5,542,627
HollyFrontier Corp.	184,410	5,987,793

		11,530,420

		26,275,445

Consumer Staples – 2.2%
Food Products – 2.2%
Hain Celestial Group, Inc. (The)(a)(b)	150,804	6,146,771
Nomad Foods Ltd.(a)	258,019	7,913,443

		14,060,214

Communication Services – 2.0%
Entertainment – 1.1%
IMAX Corp.(a)	308,960	6,676,626

Media – 0.9%
Criteo SA (Sponsored ADR)(a)	161,347	6,008,562

		12,685,188

Utilities – 1.8%
Electric Utilities – 0.9%
IDACORP, Inc.	56,700	5,553,765

14 | AB SMALL CAP VALUE PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Gas Utilities – 0.9%
Southwest Gas Holdings, Inc.	90,630	$5,982,486

		11,536,251

Health Care – 1.6%
Health Care Providers & Services – 1.6%
MEDNAX, Inc.(a)	323,220	10,336,576

Total Common Stocks (cost $452,257,766)		615,567,034

SHORT-TERM INVESTMENTS – 1.8%
Investment Companies – 1.8%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.01%(c)(d)(e) (cost $11,115,733)	11,115,733	11,115,733

Total Investments Before Security Lending Collateral for Securities Loaned – 99.4% (cost $463,373,499)		626,682,767

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 0.0%
Investment Companies – 0.0%
AB Fixed Income Shares, Inc.– Government Money Market Portfolio – Class AB, 0.01%(c)(d)(e) (cost $42)	42	42

Total Investments – 99.4% (cost $463,373,541)		626,682,809
Other assets less liabilities – 0.6%		3,661,922

Net Assets – 100.0%		$630,344,731

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	Affiliated investments.

(d)	The rate shown represents the 7-day yield as of period end.

(e)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

Glossary:

ADR – American Depositary Receipt

REIT – Real Estate Investment Trust

See notes to financial statements.

abfunds.com	AB SMALL CAP VALUE PORTFOLIO | 15

STATEMENT OF ASSETS & LIABILITIES

May 31, 2021 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $452,257,766)	$615,567,034	(a)
Affiliated issuers (cost $11,115,775—including investment of cash collateral for securities loaned of $42)	11,115,775
Receivable for investment securities sold	3,908,998
Receivable for capital stock sold	847,446
Unaffiliated dividends receivable	635,276
Affiliated dividends receivable	52

Total assets	632,074,581

Liabilities
Payable for investment securities purchased	941,072
Advisory fee payable	393,682
Payable for capital stock redeemed	256,284
Distribution fee payable	37,603
Administrative fee payable	33,453
Directors’ fees payable	4,975
Payable for collateral received on securities loaned	42
Accrued expenses	62,739

Total liabilities	1,729,850

Net Assets	$630,344,731

Composition of Net Assets
Capital stock, at par	$3,655
Additional paid-in capital	451,534,840
Distributable earnings	178,806,236

Net Assets	$630,344,731

Net Asset Value Per Share—11 billion shares of capital stock authorized, $.0001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$187,348,789	10,946,539	$17.11	*

C	$956,857	58,494	$16.36

Advisor	$442,039,085	25,547,269	$17.30

(a)	Includes securities on loan with a value of $15,178,306 (see Note E).

*	The maximum offering price per share for Class A shares was $17.87 which reflects a sales charge of 4.25%.

See notes to financial statements.

16 | AB SMALL CAP VALUE PORTFOLIO	abfunds.com

STATEMENT OF OPERATIONS

Six Months Ended May 31, 2021 (unaudited)

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $2,155)	$3,834,412
Affiliated issuers	671
Securities lending income	9,188	$3,844,271

Expenses
Advisory fee (see Note B)	2,073,513
Distribution fee—Class A	202,013
Distribution fee—Class C	3,546
Transfer agency—Class A	20,549
Transfer agency—Class C	117
Transfer agency—Advisor Class	45,939
Custody and accounting	55,550
Administrative	39,195
Registration fees	27,928
Audit and tax	23,946
Legal	15,994
Printing	12,322
Directors’ fees	11,305
Miscellaneous	8,599

Total expenses	2,540,516
Less: expenses waived and reimbursed by the Adviser (see Notes B & E)	(2,639)

Net expenses		2,537,877

Net investment income		1,306,394

Realized and Unrealized Gain on Investment Transactions
Net realized gain on investment transactions		43,965,956
Net change in unrealized appreciation/depreciation of investments		139,487,909

Net gain on investment transactions		183,453,865

Contributions from Affiliates (see Note B)		131

Net Increase in Net Assets from Operations		$184,760,390

See notes to financial statements.

abfunds.com	AB SMALL CAP VALUE PORTFOLIO | 17

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended May 31, 2021 (unaudited)		Year Ended November 30, 2020
Increase (Decrease) in Net Assets from Operations
Net investment income	$1,306,394		$1,805,747
Net realized gain (loss) on investment transactions	43,965,956		(26,963,447)
Net change in unrealized appreciation/depreciation of investments	139,487,909		19,981,813
Contributions from Affiliates (see Note B)	131		– 0	–

Net increase (decrease) in net assets from operations	184,760,390		(5,175,887)
Distributions to Shareholders
Class A	(473,503)		(4,376,367)
Class C	– 0	–	(7,131)
Advisor Class	(1,526,842)		(6,263,355)
Capital Stock Transactions
Net increase	65,397,933		20,041,007

Total increase	248,157,978		4,218,267
Net Assets
Beginning of period	382,186,753		377,968,486

End of period	$630,344,731		$382,186,753

See notes to financial statements.

18 | AB SMALL CAP VALUE PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS

May 31, 2021 (unaudited)

NOTE A

Significant Accounting Policies

AB Cap Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company, which is a Maryland corporation, operates as a series company comprised of 13 portfolios currently in operation. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Small Cap Value Portfolio (the “Fund”), a diversified portfolio. The Fund has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class Z, Class T, Class 1 and Class 2 shares. Class B, Class R, Class K, Class I, Class Z, Class T, Class 1 and Class 2 shares have not been issued. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Effective May 31, 2021, Class C shares will automatically convert to Class A shares eight years after the end of the calender month of purchase. Prior to May 31, 2021, Class C shares automatically converted to Class A shares ten years after the end of the calender month of purchase. Advisor Class shares are sold without any initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All eleven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Directors (the “Board”).

abfunds.com	AB SMALL CAP VALUE PORTFOLIO | 19

NOTES TO FINANCIAL STATEMENTS (continued)

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this

20 | AB SMALL CAP VALUE PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified

abfunds.com	AB SMALL CAP VALUE PORTFOLIO | 21

NOTES TO FINANCIAL STATEMENTS (continued)

as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of May 31, 2021:

Investments in Securities:	Level 1		Level 2			Level 3			Total
Assets:
Common Stocks(a)	$615,567,034		$	– 0	–	$	– 0	–	$615,567,034
Short-Term Investments	11,115,733			– 0	–		– 0	–	11,115,733
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	42			– 0	–		– 0	–	42

Total Investments in Securities	626,682,809			– 0	–		– 0	–	626,682,809
Other Financial Instruments(b)	– 0	–		– 0	–		– 0	–	– 0	–

Total	$626,682,809		$	– 0	–	$	– 0	–	$626,682,809

(a)	See Portfolio of Investments for sector classifications.

(b)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated

22 | AB SMALL CAP VALUE PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current tax year and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income. The Fund accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

abfunds.com	AB SMALL CAP VALUE PORTFOLIO | 23

NOTES TO FINANCIAL STATEMENTS (continued)

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .80% of the Fund’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses (excluding acquired fund fees and expenses other than the advisory fees of any AB Mutual Funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transactions costs) on an annual basis (the “Expense Caps”) to 1.25%, 2.00%, and 1.00% of daily average net assets for Class A, Class C, and Advisor Class shares, respectively. For the six months ended May 31, 2021, there were no such reimbursements. The Expense Caps may not be terminated by the Adviser before February 28, 2022.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended May 31, 2021, the reimbursement for such services amounted to $39,195.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $45,194 for the six months ended May 31, 2021.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $125 from the sale of Class A shares and received $0 and $0 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the six months ended May 31, 2021.

24 | AB SMALL CAP VALUE PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of ..20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2022. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the six months ended May 31, 2021, such waiver amounted to $2,584.

A summary of the Fund’s transactions in AB mutual funds for the six months ended May 31, 2021 is as follows:

Fund	Market Value 11/30/20 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 5/31/21 (000)		Dividend Income (000)
Government Money Market Portfolio	$7,796	$95,160	$91,840	$11,116		$1
Government Money Market Portfolio*	1,453	8,608	10,061	0	**	0	**

Total				$11,116		$1

*	Investments of cash collateral for securities lending transactions (see Note E).

**	Amount is less than $500.

During the six months ended May 31, 2021, the Adviser reimbursed the Fund $131 for trading losses incurred due to a trade entry error.

During the second quarter of 2018, AXA S.A. (“AXA”), a French holding company for the AXA Group, completed the sale of a minority stake in its subsidiary, AXA Equitable Holdings, Inc. (now named Equitable Holdings, Inc.)(“Equitable”), through an initial public offering. Equitable is the holding company for a diverse group of financial services companies, including an approximate 65% economic interest in the Adviser and a 100% interest in AllianceBernstein Corporation, the general partner of the Adviser. Since the initial sale, AXA has completed additional offerings (and related transactions). As a result, as of May 20, 2021, AXA no longer owns shares of Equitable.

Sales that were completed on November 13, 2019 resulted in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and may have been deemed to have been an

abfunds.com	AB SMALL CAP VALUE PORTFOLIO | 25

NOTES TO FINANCIAL STATEMENTS (continued)

“assignment” causing a termination of the Fund’s investment advisory and administration agreements. In order to ensure that investment advisory and administration services could continue uninterrupted in the event of a Change of Control Event, the Board previously approved new investment advisory and administration agreements with the Adviser, and shareholders of the Fund subsequently approved the new investment advisory agreement. These agreements became effective on November 13, 2019.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to ..25% of the Fund’s average daily net assets attributable to Class A shares and 1% of the Fund’s average daily net assets attributable to Class C shares. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $1,034 for Class C shares. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended May 31, 2021 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$207,013,604		$147,942,892
U.S. government securities	– 0	–	– 0	–

26 | AB SMALL CAP VALUE PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$167,320,324
Gross unrealized depreciation	(4,011,056)

Net unrealized appreciation	$163,309,268

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Fund did not engage in derivatives transactions for the six months ended May 31, 2021.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Fund cannot sell or repledge any non-cash collateral, such collateral will not be reflected in the portfolio of investments. If a loan is collateralized by cash, the Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the

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NOTES TO FINANCIAL STATEMENTS (continued)

Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. If the Fund receives non-cash collateral, the Fund will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distributions from the securities; however, these distributions will not be afforded the same preferential tax treatment as qualified dividends. The Fund will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. The collateral will be adjusted the next business day to maintain the required collateral amount. The amounts of securities lending income from the borrowers and Government Money Market Portfolio are reflected in the statement of operations. When the Fund earns net securities lending income from Government Money Market Portfolio, the income is inclusive of a rebate expense paid to the borrower. In connection with the cash collateral investment by the Fund in Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Fund’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.

A summary of the Fund’s transactions surrounding securities lending for the six months ended May 31, 2021 is as follows:

Market Value of Securities on Loan*	Cash Collateral*	Market Value of Non-Cash Collateral*	Income from Borrowers	Government Money Market Portfolio
				Income Earned	Advisory Fee Waived
$15,178,306	$42	$15,834,481	$9,079	$109	$55

*	As of May 31, 2021.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE F

Capital Stock

Each class consists of 1,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares			Amount
	Six Months Ended May 31, 2021 (unaudited)		Year Ended November 30, 2020	Six Months Ended May 31, 2021 (unaudited)		Year Ended November 30, 2020

Class A
Shares sold	991,458		2,737,831	$15,182,482		$24,294,434

Shares issued in reinvestment of distributions	37,041		352,586	464,862		4,280,393

Shares redeemed	(945,231)		(5,410,998)	(13,927,131)		(52,899,714)

Net increase (decrease)	83,268		(2,320,581)	$1,720,213		$(24,324,887)

Class C
Shares sold	47,426		7,825	$707,755		$69,019

Shares issued in reinvestment of distributions	– 0	–	454	– 0	–	5,302

Shares redeemed	(14,447)		(6,049)	(236,272)		(58,445)

Net increase	32,979		2,230	$471,483		$15,876

Advisor Class
Shares sold	6,963,466		10,052,164	$107,451,382		$95,587,577

Shares issued in reinvestment of distributions	74,467		452,381	943,501		5,541,673

Shares redeemed	(2,892,129)		(6,180,228)	(45,188,646)		(56,779,232)

Net increase	4,145,804		4,324,317	$63,206,237		$44,350,018

NOTE G

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the stock market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market. It includes the risk that a particular style of investing, such as the Fund’s value approach, may underperform the market generally.

Capitalization Risk—Investments in small-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

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NOTES TO FINANCIAL STATEMENTS (continued)

Industry/Sector Risk—Investments in a particular industry or group of related industries may have more risk because market or economic factors affecting that industry could have a significant effect on the value of the Fund’s investments.

LIBOR Transition and Associated Risk—A Fund may invest in debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. The United Kingdom Financial Conduct Authority, which regulates LIBOR, will cease publishing certain LIBOR benchmarks at the end of 2021. Although certain LIBOR rates are intended to be published until June 2023, banks are strongly encouraged to cease entering into agreements with counterparties referencing LIBOR by the end of 2021. Although financial regulators and industry working groups have suggested alternative reference rates, such as the European Interbank Offer Rate, the Sterling Overnight Interbank Average Rate and the Secured Overnight Financing Rate, global consensus on alternative rates is lacking and the process for amending existing contracts or instruments to transition away from LIBOR is underway but remains incomplete. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect a Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting a Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

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NOTES TO FINANCIAL STATEMENTS (continued)

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended May 31, 2021.

NOTE I

Distributions to Shareholders

The tax character of distributions to be paid for the year ending November 30, 2021 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended November 30, 2020 and November 30, 2019 were as follows:

	2020	2019
Distributions paid from:
Ordinary income	$6,301,788	$3,838,462
Net long-term capital gains	4,345,065	12,969,749

Total taxable distributions paid	$10,646,853	$16,808,211

As of November 30, 2020, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$1,749,697
Accumulated capital and other losses	(28,355,191	)(a)
Unrealized appreciation/(depreciation)	22,651,816	(b)

Total accumulated earnings/(deficit)	$(3,953,678)

(a)	As of November 30, 2020, the Fund had a net capital loss carryforward of $28,355,191.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as

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NOTES TO FINANCIAL STATEMENTS (continued)

either short-term or long-term capital losses. As of November 30, 2020, the Fund had a net long-term capital loss carryforward of $28,355,191, which may be carried forward for an indefinite period.

NOTE J

Recent Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2020-04, “Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting.” ASU 2020-04 provides optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates. ASU 2020-04 is effective as of March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04.

NOTE K

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Six Months Ended May 31, 2021 (unaudited)	Year Ended November 30,
2020	2019	2018	2017	2016

Net asset value, beginning of period	$ 11.74	$ 12.40	$ 12.59	$ 14.01	$ 12.65	$ 10.64

Income From Investment Operations

Net investment income (loss)(a)(b)	.02	.04	.03	(.01)	(.02)	(.01)

Net realized and unrealized gain (loss) on investment transactions	5.39	(.37)	.43	(.65)	1.45	2.07

Contributions from Affiliates	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	5.41	(.33)	.46	(.66)	1.43	2.06

Less: Dividends and Distributions

Dividends from net investment income	(.04)	(.02)	– 0	–	– 0	–	– 0	–	(.01)

Distributions from net realized gain on investment transactions	– 0	–	(.31)	(.65)	(.76)	(.07)	(.04)

Total dividends and distributions	(.04)	(.33)	(.65)	(.76)	(.07)	(.05)

Net asset value, end of period	$ 17.11	$ 11.74	$ 12.40	$ 12.59	$ 14.01	$ 12.65

Total Return

Total investment return based on net asset value(d)	46.33%	(2.71)%	4.22%	(4.97)%	11.35%	19.52%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$187,349	$127,581	$163,493	$179,874	$197,908	$140,096

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)‡	1.15	%^	1.20%	1.20%	1.24%	1.24%	1.25%

Expenses, before waivers/reimbursements(e)‡	1.15	%^	1.21%	1.20%	1.25%	1.25%	1.43%

Net investment income (loss)(b)	.33	%^	.40%	.24%	(.07)%	(.18)%	(.12)%

Portfolio turnover rate	29%	48%	40%	42%	36%	51%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.00	%^	.00%	.00%	.01%	.01%	.01%

See footnote summary on page 36.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Six Months Ended May 31, 2021 (unaudited)	Year Ended November 30,
2020	2019	2018	2017	2016

Net asset value, beginning of period	$ 11.23	$ 11.93	$ 12.23	$ 13.72	$ 12.48	$ 10.56

Income From Investment Operations

Net investment loss(a)(b)	(.04)	(.04)	(.06)	(.11)	(.12)	(.09)

Net realized and unrealized gain (loss) on investment transactions	5.17	(.35)	.41	(.62)	1.43	2.05

Contributions from Affiliates	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	5.13	(.39)	.35	(.73)	1.31	1.96

Less: Distributions

Distributions from net realized gain on investment transactions	– 0	–	(.31)	(.65)	(.76)	(.07)	(.04)

Net asset value, end of period	$ 16.36	$ 11.23	$ 11.93	$ 12.23	$ 13.72	$ 12.48

Total Return

Total investment return based on net asset value(d)	45.68%	(3.41)%	3.40%	(5.62)%	10.53%	18.62%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$957	$287	$278	$153	$41	$53

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)‡	1.90	%^	1.97%	1.97%	1.99%	1.99%	2.00%

Expenses, before waivers/reimbursements(e)‡	1.90	%^	1.97%	1.97%	2.00%	2.07%	2.31%

Net investment loss(b)	(.48	)%^	(.37)%	(.54)%	(.82)%	(.94)%	(.84)%

Portfolio turnover rate	29%	48%	40%	42%	36%	51%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.00	%^	.00%	.00%	.01%	.01%	.01%

See footnote summary on page 36.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Six Months Ended May 31, 2021 (unaudited)	Year Ended November 30,
2020	2019	2018	2017	2016

Net asset value, beginning of period	$ 11.88	$ 12.54	$ 12.73	$ 14.12	$ 12.71	$ 10.66

Income From Investment Operations

Net investment income(a)(b)	.04	.07	.06	.03	.01	.01

Net realized and unrealized gain (loss) on investment transactions	5.45	(.36)	.43	(.66)	1.47	2.09
Contributions from Affiliates	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	5.49	(.29)	.49	(.63)	1.48	2.10

Less: Dividends and Distributions

Dividends from net investment income	(.07)	(.06)	(.03)	– 0	–	– 0	–	(.01)

Distributions from net realized gain on investment transactions	– 0	–	(.31)	(.65)	(.76)	(.07)	(.04)

Total dividends and distributions	(.07)	(.37)	(.68)	(.76)	(.07)	(.05)

Net asset value, end of period	$ 17.30	$ 11.88	$ 12.54	$ 12.73	$ 14.12	$ 12.71

Total Return

Total investment return based on net asset value(d)	46.44%	(2.42)%	4.41%	(4.70)%	11.69%	19.74%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$442,039	$254,319	$214,197	$144,136	$73,679	$7,635

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)‡	.90	%^	.96%	.95%	.99%	.99%	1.00%

Expenses, before waivers/reimbursements(e)‡	.90	%^	.96%	.96%	1.00%	1.00%	1.19%

Net investment income(b)	.58	%^	.67%	.48%	.20%	.07%	.11%

Portfolio turnover rate	29%	48%	40%	42%	36%	51%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.00	%^	.00%	.00%	.01%	.01%	.01%

See footnote summary on page 36.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)

In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for the years ended November 30, 2018, November 30, 2017 and November 30, 2016, such waiver amounted to .01%, .01% and .01%, respectively.

^	Annualized.

See notes to financial statements.

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BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Onur Erzan, President and Chief Executive Officer	Nancy P. Jacklin(1) Jeanette W. Loeb(1) Carol J. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

James W. MacGregor(2), Vice President Erik A. Turenchalk(2), Vice President Emilie D. Wrapp, Secretary Michael B. Reyes, Senior Analyst	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent	Legal Counsel

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street
Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Seward & Kissel LLP One Battery Park Plaza New York, NY 10004 Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2

The management of, and investment decisions for, the Fund’s portfolio are made by the Small/Mid Cap Value Senior Investment Management Team. Messrs. MacGregor and Turenchalk are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

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Operation and Effectiveness of the Fund’s Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Fund’s Board of Trustees (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2021, which covered the period January 1, 2020 through December 31, 2020 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Fund’s LRMP is adequately designed, has been implemented as intended,

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and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP. During the Program Reporting Period, beginning in March 2020, all financial markets experienced extreme levels of price volatility and relative illiquidity resulting from the COVID-19 impacts on the global economy. This extreme relative illiquidity resulted in significantly wider bid-ask spreads to transact in securities, including many of those securities held by the Fund, and in a diminished depth of liquidity in most markets, to varying degrees. Nonetheless, there were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Cap Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Small Cap Value Portfolio (the “Fund”) at a meeting held by video conference on May 3-5, 2021 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests a portion of its assets.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it

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has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant at the request of the directors. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2019 and 2020 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s prior Senior Officer/Independent Compliance Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the money market fund advised by the Adviser in which the Fund invests, including, but not limited to,

abfunds.com	AB SMALL CAP VALUE PORTFOLIO | 41

benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3- and 5-year periods ended February 28, 2021 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual advisory fee rate with a peer group median. Taking into account the administrative expense reimbursement paid to the Adviser in the latest fiscal year, the directors noted that the Adviser’s total rate of compensation was above the median.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Analyst and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the

42 | AB SMALL CAP VALUE PORTFOLIO	abfunds.com

Adviser to any offshore funds and for services to any sub-advised funds utilizing investment strategies similar to those of the Fund, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also compared the advisory fee rate for the Fund with that for another fund advised by the Adviser utilizing similar investment strategies.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors noted that the Fund may invest in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the Investment Company Act of 1940 as these may be varied as a result of exemptive orders issued, and rules adopted, by the SEC. The directors also noted that ETFs pay advisory fees pursuant to their advisory contracts. The directors concluded, based on the Adviser’s explanation of how it uses ETFs when they are the most cost-effective way to obtain desired exposures, in some cases pending purchases of underlying securities, that the advisory fee for the Fund would be for services in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The Adviser had agreed to cap the Fund’s

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expenses, but the directors noted that the Fund’s expense ratio was currently below the level of the Adviser’s cap. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund does not contain breakpoints and that they had discussed their strong preference for breakpoints in advisory contracts with the Adviser. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. The directors informed the Adviser that they would monitor the Fund’s asset level (which was well below the level at which they would anticipate adding an initial breakpoint) and its profitability to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warranted doing so.

44 | AB SMALL CAP VALUE PORTFOLIO	abfunds.com

This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

CORE

Global Core Equity Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

GROWTH

Concentrated International Growth Portfolio

Sustainable International Thematic Fund

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio1

Income Fund

Intermediate Duration Portfolio

Limited Duration High Income Portfolio

Short Duration Income Portfolio

Short Duration Portfolio

Sustainable Thematic Credit Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1	Prior to April 30, 2021, High Yield Portfolio was named FlexFee High Yield Portfolio.

abfunds.com	AB SMALL CAP VALUE PORTFOLIO | 45

NOTES

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NOTES

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NOTES

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NOTES

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NOTES

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NOTES

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AB SMALL CAP VALUE PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

SCV-0152-0521

ITEM 2. CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 13. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB Cap Fund, Inc.

By:	/s/ Onur Erzan Onur Erzan President

Date: July 27, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Onur Erzan
Onur Erzan
President

Date: July 27, 2021

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date: July 27, 2021